UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

PennyMac Mortgage Investment Trust
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Annual Meeting and Proxy Statement

PENNYMAC®
MORTGAGE INVESTMENT TRUST

2026

3043 TOWNSGATE ROAD WESTLAKE VILLAGE, CALIFORNIA 91361

April 21, 2026

Dear Shareholder:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders, or the Annual Meeting, of PennyMac Mortgage Investment Trust to be held on Tuesday, June 16, 2026, at 11:00 a.m. Pacific Time. The Annual Meeting will be conducted online via live webcast at www.virtualshareholdermeeting.com/PMT2026.

The Notice of 2026 Annual Meeting of Shareholders and Proxy Statement are attached to this letter and contain information about the matters on which you will be asked to vote at the Annual Meeting. We will transact no other business at the Annual Meeting, except for business properly brought before the Annual Meeting or any postponement or adjournment thereof by our Board of Trustees. Only our common shareholders of record at the close of business on April 20, 2026, the record date, are entitled to vote at the Annual Meeting.

Your vote is very important. Please carefully read the Notice of 2026 Annual Meeting of Shareholders and Proxy Statement so that you will know the matters on which we plan to vote at the Annual Meeting, and then vote your shares by proxy by mail, by Internet or by telephone as soon as possible to make sure that your shares are represented at the Annual Meeting.

ONLINE ANNUAL MEETING: To participate in the online Annual Meeting, you will need to log in to www.virtualshareholdermeeting.com/PMT2026 using the 16-digit control number found on the proxy card, voting instruction form, Notice of Internet Availability of Proxy Materials or email, as applicable, previously sent or made available to shareholders entitled to vote at the Annual Meeting. Please read “INFORMATION CONCERNING VOTING AND SOLICITATION—Who can attend the Annual Meeting?” in the accompanying Proxy Statement. If it is determined the Annual Meeting will be held at a different time or in a different location or format, an announcement of any such updates will be provided by means of a press release, which will be posted on our website pmt.pennymac.com and filed with the Securities and Exchange Commission (SEC) via its EDGAR system.

On behalf of our Board of Trustees, we look forward to your participation in our upcoming online Annual Meeting.

Sincerely,

DAVID A. SPECTOR

Chairman and Chief Executive Officer

3043 Townsgate Road Westlake Village, California 91361

Notice of 2026 Annual Meeting of Shareholders

Date and Time:	Tuesday, June 16, 2026 at 11:00 a.m. Pacific Time

Location:	Online via live webcast at www.virtualshareholdermeeting.com/PMT2026

Record Date:

April 20, 2026. Only shareholders of record at the close of business on the record date are entitled to receive notice of, and vote at, the 2026 Annual Meeting of Shareholders, or Annual Meeting, and any continuation, postponement or adjournment thereof.

Mailing Date:

We intend to mail the Notice Regarding the Availability of Proxy Materials, or the Proxy Statement and proxy card, as applicable, on or about April 21, 2026 to our shareholders of record on the record date.

Items of Business:	•	To elect the three (3) Class II trustees identified in the enclosed Proxy Statement to serve on our Board of Trustees, each for a term expiring at the 2029 annual meeting of shareholders;

	•	To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2026;

	•	To approve, by non-binding vote, our executive compensation; and

	•	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Attendance:

To be admitted to the Annual Meeting virtually, you will need to log in to www.virtualshareholdermeeting.com/PMT2026 using the 16-digit control number found on the proxy card, voting instruction form, Notice of Internet Availability of Proxy Materials or email, as applicable, previously sent or made available to shareholders entitled to vote at the Annual Meeting. Please read “INFORMATION CONCERNING VOTING AND SOLICITATION—Who can attend the Annual Meeting?” in the accompanying Proxy Statement.

Voting:

Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy by mail, by Internet or by telephone as soon as possible to make sure that your shares are represented at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct that firm or bank as to how to vote your shares.

By Order of the Board of Trustees,

DEREK W. STARK

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON JUNE 16, 2026:

This Notice of 2026 Annual Meeting of Shareholders, Proxy Statement and 2025 Annual Report to Shareholders, which includes our Annual Report on

Form 10-K for the fiscal year ended December 31, 2025, are available at www.proxyvote.com.

| 2026 Proxy Statement	i

PROXY STATEMENT SUMMARY

Proxy Statement Summary

This summary contains highlights about our Board of Trustees and our upcoming 2026 Annual Meeting of Shareholders, or Annual Meeting. References in this Proxy Statement to “we,” “us,” “our,” or “the Company,” refer to PennyMac Mortgage Investment Trust unless the context otherwise requires. This summary does not contain all of the information that you should consider in advance of the Annual Meeting and we encourage you to read the entire Proxy Statement before voting.

2026 Annual Meeting of Shareholders

Date and Time:	Tuesday, June 16, 2026, at 11:00 a.m. Pacific Time
Location:	Online via live webcast at www.virtualshareholdermeeting.com/PMT2026
Record Date:	April 20, 2026
Mail Date:	April 21, 2026

Voting Matters and Board Recommendations

Matter		Our Board Vote Recommendation
Proposal 1:

Election of three (3) Class II trustees to the Board of Trustees identified in this Proxy Statement to serve on our Board of Trustees, each for a term expiring at the 2029 annual meeting of shareholders

FOR each Trustee Nominee
Proposal 2:	Ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR
Proposal 3:	Approval, by non-binding vote, of our executive compensation	FOR

Trustee Nominees

Trustee Nominees	Age	Trustee Since	Principal Occupation / Key Experience	Committee Membership
Preston DuFauchard	69	2012	Former CEO, West Oakland Health Council and former General Counsel of Robertson Stephens	Audit Nominating & Corp. Gov. Related Party Matters Risk
Nancy McAllister	66	2012	Senior Advisor, Star Mountain Capital, LLC and Star Mountain Stimulus Fund, L.P.	Compensation Finance Risk
Stacey D. Stewart	62	2009	CEO, Mothers Against Drunk Driving	Compensation Nominating & Corp. Gov.

| 2026 Proxy Statement	1

PROXY STATEMENT SUMMARY

Corporate Governance Highlights

We continuously monitor developments, trends and best practices in corporate governance and consider feedback from shareholders and proxy advisory firms, as appropriate, when enhancing our governance, policies and structure.

✓  Shareholder Right to Amend the Bylaws. Our Second Amended and Restated Bylaws provide shareholders with the concurrent right to amend our Bylaws by the affirmative vote of a majority of all votes entitled to be cast on a matter pursuant to a proposal submitted by a group of up to five shareholders holding at least 1% of our outstanding common shares continuously for at least one year.

✓  Trustee Limitations on Number of Boards. A trustee who is currently serving as a chief executive officer of a public company, including our Chief Executive Officer, is not permitted to serve on more than two outside public company boards. No other trustee is permitted to serve on more than five outside public company boards.

✓  Majority Voting Standard in the Election of Trustees. Our Second Amended and Restated Bylaws provide for a majority voting standard for uncontested trustee elections and a plurality voting standard for contested trustee elections.

✓ Independent Lead Trustee. On March 19, 2024, the independent trustees of our Board elected Preston DuFauchard as our independent lead trustee for a three-year term.

✓ Trustee Resignation Policy. Our Corporate Governance Guidelines include a requirement that any trustee nominee who fails to receive a majority vote in an uncontested election will promptly tender his or her resignation to the Board.

✓ Board Refreshment. We have robust processes to identify, evaluate and select qualified trustee candidates to become trustees and we regularly assess the size and composition of the Board. We have added five trustees since 2021.

✓  Shareholder Engagement. We value the perspectives of our shareholders. Our Investor Relations department regularly engages in outreach activities and discussions with a significant portion of our shareholders.

✓ Regular Executive Sessions. Our independent trustees meet privately on a regular basis. Our independent lead trustee presides at such meetings.

✓  Robust Share Ownership Guidelines. We have robust share ownership guidelines for our non-management trustees (five times base annual retainer) and executive officers ($2 million for our Chief Executive Officer; $500,000 for all other executive officers).

✓ Regular Board Evaluation. The Nominating and Corporate Governance Committee sponsors an annual self-assessment of the Board’s performance as well as the performance of each committee of the Board.

We believe our Board possesses deep and broad skill sets and specific experience and expertise that facilitate strong oversight and strategic direction for us as a leading residential mortgage real estate investment trust, or REIT.

2	| 2026 Proxy Statement

PROXY STATEMENT SUMMARY

Trustee Skills and Qualifications

Board Member	Accounting	Investment Banking / Finance	Industry Knowledge	Mortgage Banking	Business Operations	Corporate Sustainability	C-Suite Leadership/ Strategic Planning	Government/ Regulatory Relations	Risk Management	Technology
David A. Spector	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Doug Jones	✓		✓	✓	✓	✓	✓	✓	✓	✓
Scott W. Carnahan	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Donna M. Corley		✓	✓	✓	✓		✓	✓	✓	✓
Preston DuFauchard	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Nancy McAllister	✓	✓	✓	✓	✓		✓	✓	✓	✓
Setareh Pouraghabagher	✓		✓	✓	✓	✓	✓	✓	✓	
Renee R. Schultz		✓	✓	✓	✓		✓	✓	✓	✓
Stacey D. Stewart		✓	✓		✓	✓	✓			
TOTAL	6	7	9	8	9	6	9	8	8	6
	Understanding and/or experience with accounting, auditing, financial reporting and the evaluation of financial statements	Understanding and/or experience with investment banking, investments and asset management	Understanding and/or experience in the financial services, real estate and housing industry	Understanding and/or experience with managing a mortgage lender or servicing business	Understanding and/or experience with managing human capital and business operations	Understanding and/or experience with corporate sustainability, workplace engagement, community involvement, and corporate governance initiatives.	Understanding and/or experience leading and managing an organization	Understanding and/or experience with regulatory requirements, managing governmental and regulatory affairs and interacting with the government	Understanding and/or experience with risk evaluation, risk mitigation and risk management policies and procedures	Understanding and/or experience with managing information technology business processes.

| 2026 Proxy Statement	3

PROXY STATEMENT SUMMARY

2025 Business Highlights(1)

$94mm
Pretax income

$86mm
Net income to common shareholders

PENNYMAC
MORTGAGE INVESTMENT TRUST

6%
Return on Equity

13%
Total return to shareholders

Top 3
Issuer of prime Non-Agency MBS in 2025[a]

Securitization Highlights

Securitizations Completed

2025 19

2024 2

Securitization Volume (UPB in billions)

2025 $6.7

2024 $0.8

Retained Investments from Securitizations (millions)

2025 $528

2024 $54

(a) Inside Mortgage Finance

Returns to shareholders compared to the

broader mortgage REIT industry

(1)

For complete information regarding our Fiscal 2025 financial performance, shareholders should read “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the audited consolidated financial statements and accompanying notes thereto contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 18, 2026 and is being made available to shareholders with this Proxy Statement as a part of our 2025 Annual Report to Shareholders.

(2)

Assumes $100 invested in PennyMac Mortgage Investment Trust common shares and other stock market indices. The graph displays certain information comparing the cumulative total return on our common shares to the cumulative total return of the Russell 2000 Index and the Dow Jones US Mortgage REIT Index. The comparison period is from December 31, 2022, to December 31, 2025, and the calculation assumes reinvestment of any dividends.

4	| 2026 Proxy Statement

CORPORATE GOVERNANCE

Corporate Governance

Trustee Qualification, Board Refreshment and Selection Criteria

The Nominating and Corporate Governance Committee is responsible for developing the general criteria, subject to approval by the full Board, for use in identifying, evaluating and selecting qualified candidates for election or re-election to our Board. The Nominating and Corporate Governance Committee periodically reviews with our Board the appropriate skills and characteristics required of Board members in the context of the current composition of our Board. Final approval of trustee candidates is determined by the full Board, and invitations to join our Board are extended by our Chairman on behalf of the entire Board.

The Nominating and Corporate Governance Committee, in accordance with our Corporate Governance Guidelines, seeks to create a board that is strong in its collective knowledge and has skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, risk management, corporate governance, and knowledge of the mortgage and REIT sectors and the global markets. In its efforts to support a Board with a wide range of skills and perspectives, the Nominating and Corporate Governance Committee considers various factors, including personal and professional backgrounds, which can contribute to diverse viewpoints, enhancing overall Board composition and effectiveness. In considering candidates for our Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards and in light of the needs of our Board and our Company at that time, given the then current mix of trustee attributes. The Nominating and Corporate Governance Committee also considers a candidate’s accessibility and availability to serve effectively on our Board, and it conducts inquiries into the background and qualifications of potential candidates. With respect to the nomination of continuing trustees for re-election, the individual’s past contributions to our Board are also considered.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for trustee. The Nominating and Corporate Governance Committee assesses the appropriate size of our Board and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that a vacancy is anticipated, or otherwise arises, the Nominating and Corporate Governance Committee considers whether to fill any such vacancy and, if so, identifies various potential candidates for trustee. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year.

Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of our Board, professional search firms or other persons. The Nominating and Corporate Governance Committee will also consider recommendations for nominees properly submitted by our shareholders. These recommendations should be submitted in writing to our Secretary at our principal executive offices located at 3043 Townsgate Road, Westlake Village, California 91361. If any materials are provided by a shareholder in connection with a recommendation for a trustee nominee, such materials are forwarded to the Nominating and Corporate Governance Committee. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Corporate Governance Committee, in the same manner as other recommendations, at its next regularly scheduled or special meeting.

Independence of Our Trustees

The New York Stock Exchange, or NYSE, rules require that at least a majority of our trustees be independent of our Company and management. The rules also require that our Board affirmatively determine that there are no material relationships between a trustee and us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) before such trustee can be deemed independent. We have adopted independence standards consistent with NYSE and SEC rules. Our Board has reviewed both direct and indirect transactions and relationships that each of our trustees has or had with us and our management.

As a result of this review, our Board, based upon the fact that none of our non-management trustees have any material relationships with us other than as trustees and holders of our common shares, affirmatively determined that 78% of our current trustees are independent trustees under NYSE rules. Our independent trustees are Messrs. Carnahan and DuFauchard and Mmes. Corley, McAllister, Pouraghabagher, Schultz and Stewart.

| 2026 Proxy Statement	5

CORPORATE GOVERNANCE

Board of Trustees Leadership and Independent Lead Trustee

Our Chairman and the independent lead trustee provide leadership to and work with our Board to define its structure and activities in the fulfillment of its responsibilities. The Board determined in March 2026 that the position of Chairman of the Board should continue to be held by David A. Spector. Mr. Spector has served as a key executive since our formation in 2009 and through our growth into one of the leading public mortgage REITs. The Board believes Mr. Spector’s past experience has made him uniquely positioned to lead and oversee the Board and identify and execute our future strategic initiatives. In addition, Mr. Spector has proven himself capable of leading Board discussions on new initiatives and strategic priorities, facilitating internal Board communication and ensuring proper Board oversight of key issues.

This determination is based, in part, on our belief that independent trustees and management have different perspectives and roles in strategy development. Our independent trustees bring experience, oversight and expertise from outside our Company and industry, while the Chief Executive Officer brings company-specific experience and expertise. We believe our Chief Executive Officer is thus better situated to serve as Chairman of the Board because he is able to utilize the in-depth focus and perspective gained in running our Company to effectively and efficiently lead our Board. As the trustee most familiar with our business and industry, he is capable of identifying new initiatives and businesses, strategic priorities and other critical and/or topical agenda items for discussion by our Board and then leading the discussion to ensure our Board’s proper oversight of these issues. Our Board believes that the combined role of Chairman of the Board and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and our Board, all of which are essential to effective governance.

This determination is also based on what we consider to be a strong governance structure already in place, including the appointment of an influential independent lead trustee with a strong voice. The independent lead trustee works with our Chairman of the Board and other trustees to provide informed, independent oversight of our management and affairs. Among other things, the independent lead trustee reviews and provides input on Board meeting agendas and materials, coordinates with committee chairs to ensure the committees are fulfilling the responsibilities set forth in their respective charters, serves as the principal liaison between our Chairman of the Board and the independent trustees, and chairs an executive session of the independent trustees at each regularly scheduled Board meeting. On March 19, 2024, the independent trustees of our Board re-elected Preston DuFauchard as our independent lead trustee for an additional three-year term.

Succession Planning

Our Board oversees management’s succession plan for the Chairman and Chief Executive Officer and other key positions at the executive officer level. Our Board annually reviews succession plans for the Chairman and Chief Executive Officer and executive management. In addition, the Chairman and Chief Executive Officer annually provides to our Board his assessment of executive leaders and their potential to succeed at key executive management positions.

Trustee Education

New trustees receive an orientation upon joining the Board, including the opportunity to meet with members of management, which is designed to familiarize new trustees with the Company’s purpose, business, operations, strategic direction, financial matters, risk management, corporate governance practices and other key policies and practices. The Board also believes in the importance of continuing trustee education to enhance the performance of the Board and its committees. All trustees are offered membership with the National Association of Corporate Directors, a nationally recognized organization providing corporate governance and director and trustee education. In addition, trustees receive ongoing internal education from management and the Company’s advisors on matters relevant to the Company’s business, industry trends and developments, corporate governance and other appropriate subjects to assist the trustees in discharging their duties.

Management Access	Management Briefings	Continuing Education

Trustees have full access to senior management outside of regularly scheduled meetings. New trustees receive a detailed business and corporate governance orientation with senior management. All trustees receive regular weekly communications related to Board, business and industry matters.

Management and third-party experts provide periodic business updates on major business developments, milestones and internal initiatives to keep the Board informed between regularly scheduled meetings on matters that are significant to the Company and our industry, such as AI and cybersecurity.

Trustees are encouraged to participate in development and education programs, seminars and conferences related to corporate governance and business trends relevant to the Board and Company.

6	| 2026 Proxy Statement

CORPORATE GOVERNANCE

The Role of the Board in Risk Oversight

Our senior management is responsible for designing, implementing and maintaining an effective and appropriate approach for managing enterprise risk. Our Board and each of its committees, and in particular the Audit and Risk Committees, have an active role in overseeing our enterprise risk management process, while supporting organizational objectives, improving long-term organizational performance and creating shareholder value. A fundamental part of risk management oversight is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for our Company. The involvement of the full Board in determining our business strategy is a key part of its assessment of management’s appetite for risk and determination of what constitutes an appropriate level of risk for our Company.

Our Board encourages senior management to promote a culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. Our Board continually works, with the input of the Company’s senior management, to assess and analyze the most likely areas of future risk. While our Board has the ultimate oversight responsibility for the risk management process, particularly with respect to those risks inherent in the operation of our businesses, the committees of our Board also share responsibility for overseeing specific areas of risk management as follows:

Board Committees	Primary Risk Oversight Responsibility

Audit Committee

The Audit Committee focuses on risks associated with the Company’s financial reporting processes and internal controls and receives an annual risk assessment report from our internal auditors. The Audit Committee also discusses with management the Company’s major financial risks and the framework management has established to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Compensation Committee

The Compensation Committee focuses on oversight of our compensation policies and practices, including whether such policies and practices balance risk taking and rewards in an appropriate manner that is in alignment with shareholder interests and does not encourage excessive risk taking.

Finance Committee	The Finance Committee focuses on risks relating to our Company’s liquidity and capital resources and our investment policies and strategies.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee focuses on risks associated with proper board governance, including the independence of our trustees and the assessment of the performance and effectiveness of each member and Board committee. The Nominating and Corporate Governance Committee also has specific oversight responsibility for risks relating to our corporate sustainability, including workplace engagement, community involvement, corporate governance and stakeholder reports.

Related Party Matters Committee

The Related Party Matters Committee focuses on risks arising out of potential conflicts of interest including those between us, on the one hand, and PennyMac Financial Services, Inc. and its subsidiaries (“PFSI”), on the other hand. We are managed by Pennymac Capital Management, LLC (our “Manager”), a registered investment adviser and subsidiary of PFSI. In addition, our loan production and servicing activities are performed by PennyMac Loan Services, LLC (our “Servicer”), also a subsidiary of PFSI.

Risk Committee

The Risk Committee oversees our enterprise risk profile and management’s approach for assessing, monitoring and controlling risks, such as production and servicing risks, credit risks, mortgage compliance risks, information technology and cybersecurity risks, climate risks, litigation risks and other risks. The Risk Committee, as well as other members of the Board, receives updates from the Company’s Chief Information Officer and Chief Information Security Officer on the overall data privacy and cybersecurity risk environment, including risk assessments and reports.

| 2026 Proxy Statement	7

CORPORATE GOVERNANCE

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about the nature of all such risks.

The Role of the Board in Cybersecurity

Our Board oversees our cybersecurity risks by periodically evaluating cybersecurity reports from senior management, including the Chief Information Officer and the Chief Information Security Officer, as well as reports from the Board committees and third-party consultants. The Risk Committee oversees our enterprise risk management framework, including risks and controls associated with data security, cybersecurity, IT infrastructure, and data privacy. The Audit Committee oversees the internal and external auditors’ review of the effectiveness of our internal controls to mitigate cybersecurity risks.

Committees of the Board of Trustees

Our Board has established six principal committees: the Audit Committee, the Compensation Committee, the Finance Committee, the Nominating and Corporate Governance Committee, the Related Party Matters Committee and the Risk Committee. In addition to the standing committees described above, our Board may also establish ad hoc committees for limited periods of time in order to address particular matters. Our Board committees have also adopted written charters that govern their conduct, each of which is available on our website at pmt.pennymac.com.

Current Board chairs and committee members are identified in the following table:

Trustees	Audit	Compensation	Finance	Nominating & Corporate Governance	Related Party Matters	Risk

Non-Management Trustees

Scott W. Carnahan	✓		✓		CC

Donna M. Corley			CC	✓		✓

Preston DuFauchard*	✓			✓	✓	✓

Nancy McAllister		✓	✓			CC

Setareh (SiSi) Pouraghabagher	CC				✓

Renee R. Schultz		CC	✓		✓

Stacey D. Stewart		✓		CC

Management Trustees

David A. Spector †

Doug Jones

† – Chairman of the Board

* – Independent Lead Trustee

CC – Committee Chair

8	| 2026 Proxy Statement

CORPORATE GOVERNANCE

The primary responsibilities, membership and meeting information for the Board committees are summarized below:

Audit Committee	Primary Responsibilities
Members:

The Audit Committee assists our Board in overseeing:

• our accounting and financial reporting processes;

• the integrity and audits of our financial statements;

• our internal control function;

• our compliance with related legal and regulatory requirements;

• the effectiveness of our compliance programs as they relate to applicable laws and regulations governing securities, financial and accounting matters;

• processes to generate statutory reports related to climate and environmental risks;

• the framework established to monitor major financial risk exposures;

• the qualifications and independence of our independent registered public accounting firm; and

• the performance of our independent registered public accounting firm and our internal auditors.

The Audit Committee is also responsible for preparing an audit committee report to be included in our annual proxy statement, reviewing and discussing management’s discussion and analysis of financial condition and results of operations to be included in our SEC filings, the engagement, retention and compensation of our independent registered public accounting firm, reviewing with our independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, considering the range of audit and permissible non-audit fees, and reviewing the adequacy of our internal accounting controls.

Setareh (SiSi) Pouraghabagher, Chair Scott W. Carnahan Preston DuFauchard
Meetings in 2025: 12

Ms. Pouraghabagher and Mr. Carnahan are each an “audit committee financial expert,” as that term is defined by the SEC. Each member of the Audit Committee is “financially literate” under the rules of the NYSE.

Our Board has determined that all of the trustees serving on the Audit Committee are independent under the applicable rules of the NYSE and SEC. For additional information on the Audit Committee, please see the section below entitled “Report of the Audit Committee.”

Compensation Committee	Primary Responsibilities
Members:

The principal functions of the Compensation Committee are to:

• evaluate the performance of our Chief Executive Officer and other executive officers;

• review and/or recommend to the Board the compensation of our Chief Executive Officer and other executive officers;

• adopt and administer compensation policies, plans and benefit programs for our executive officers and all other members of our executive team;

• review and recommend to our Board compensation plans, policies and programs;

• prepare the Compensation Committee report on executive compensation to be included in our annual proxy statement;

• review and discuss our compensation discussion and analysis to be included in our annual proxy statement;

• recommend to our Board the compensation for our independent trustees; and

• administer the 2019 Equity Incentive Plan.

The Compensation Committee may form, and delegate authority to, subcommittees when it deems appropriate to the extent permitted under applicable law.

Renee R. Schultz, Chair Nancy McAllister Stacey D. Stewart
Meetings in 2025: 4
Our Board has determined that all of the trustees serving on our Compensation Committee are independent under the applicable rules of the NYSE and SEC.

| 2026 Proxy Statement	9

CORPORATE GOVERNANCE

Finance Committee	Primary Responsibilities
Members:

The Finance Committee is responsible for overseeing the financial objectives, policies, procedures and activities of our Company, including a review of our capital structure, sources of funds, liquidity and financial position. In connection with these responsibilities of the Finance Committee, its principal functions are to:

•

review, assess and monitor our capital structure, liquidity, capital adequacy and reserves;

•

review and assess any policies we may establish from time to time that relate to our liquidity management, capital structure and dividend approvals;

•

review our short- and long-term investment strategy, investment policies and the performance of our investments;

•

review our mortgage loan sale and securitization activities;

•

monitor our capital budget; and

•

review our policies and procedures on hedges, swaps and other derivative transactions.

Donna M. Corley, Chair Scott W. Carnahan Nancy McAllister Renee R. Schultz
Meetings in 2025: 5
Our Board has determined that all of the trustees serving on the Finance Committee are independent under the applicable rules of the NYSE.

Nominating and Corporate Governance Committee	Primary Responsibilities
Members:

The principal functions of the Nominating and Corporate Governance Committee are to:

•

seek, consider and recommend to the full Board qualified candidates for election as trustees and then recommend nominees for election as trustees at the annual meeting of shareholders;

•

recommend to the Board individuals qualified to be appointed as our Company’s executive officers;

•

periodically prepare and submit to our Board for adoption the Nominating and Corporate Governance Committee’s selection criteria for trustee nominees;

•

review and make recommendations to our Board on matters involving the general operation of our Board and our corporate governance guidelines;

•

annually recommend to our Board nominees for each of its committees;

•

annually assess our stock ownership guidelines;

•

annually facilitate the assessment of the performance of the individual committees and our Board as a whole and reporting thereon to our Board; and

•

oversee our policies, practices and initiatives regarding corporate sustainability.

Stacey D. Stewart, Chair Preston DuFauchard Donna M. Corley
Meetings in 2025: 4
Our Board has determined that all of the trustees serving on the Nominating and Corporate Governance Committee are independent under the applicable rules of the NYSE.

10	| 2026 Proxy Statement

CORPORATE GOVERNANCE

Related Party Matters Committee	Primary Responsibilities
Members:

The principal functions of the Related Party Matters Committee are to:

•

establish policies and procedures related to the identification and management of certain transactions, and resolve other potential conflicts of interest, between us and any of our subsidiaries, on the one hand, and our Manager, our Servicer and their affiliates, on the other hand;

•

establish policies and procedures related to the identification of any other transactions in which certain related parties, including our trustees, executive officers and their family members, have a direct or indirect interest;

•

oversee and administer all such policies; and

•

review, approve and, if necessary, make recommendations to the Board regarding all such transactions, including, but not limited to, our management agreement, flow servicing agreement, mortgage banking services agreement, MSR recapture agreement, and mortgage loan purchase agreement with our Manager, our Servicer and their affiliates, and any amendments of or extensions to such agreements.

Since 2013, Mr. Joseph Sturtevant has been engaged by the Related Party Matters Committee as its outside independent consultant. In such role, Mr. Sturtevant provides the Related Party Matters Committee with financial consulting relating to, and monitoring and analysis of, our various fee arrangements and related party transactions with our Manager, our Servicer and their affiliates.

Scott W. Carnahan, Chair Preston DuFauchard Setareh (SiSi) Pouraghabagher Renee R. Schultz
Meetings in 2025: 4
Our Board has determined that all of the trustees serving on the Related Party Matters Committee are independent under the applicable rules of the NYSE.

Risk Committee	Primary Responsibilities
Members:

The principal function of the Risk Committee is to assist our Board in fulfilling its oversight responsibilities relating to the Company’s overall risk profile and management’s approach for assessing, monitoring and controlling such risks. In carrying out its duties, the responsibilities of the Risk Committee include, but are not limited to, the following:

•

reviewing, discussing and overseeing our Manager’s establishment and operation of its enterprise risk management (and any significant changes thereto) in relation to our Company;

•

reviewing annually our Manager’s enterprise risk management policies;

•

overseeing our Manager’s responsibilities for key risks, including production and servicing risks, credit risks, mortgage compliance risks, information technology and cybersecurity risks, climate risks, litigation risks and such other risks as may be identified by management from time to time; and

•

directing our Manager to evaluate the effectiveness of its risk management.

Nancy McAllister, Chair Donna M. Corley Preston DuFauchard
Meetings in 2025: 4
Our Board has determined that all of the trustees serving on the Risk Committee are independent under the applicable rules of the NYSE.

| 2026 Proxy Statement	11

CORPORATE GOVERNANCE

Board of Trustees and Committee Meetings

During Fiscal 2025, our Board held eight meetings. All trustees are expected to make every effort to attend all meetings of the Board and meetings of the committees of which they are members. Each trustee attended at least 75% of the aggregate number of meetings held in Fiscal 2025 for the period during which such trustee served with respect to meetings of our Board and each committee on which such trustee served.

Executive Sessions of the Independent Trustees

Our Corporate Governance Guidelines require that our Board hold at least four regularly scheduled meetings each year and that our independent trustees meet in executive session without management on a regularly scheduled basis. These executive sessions, which are designed to promote unfettered discussions among our independent trustees, are presided over by the independent lead trustee, Mr. DuFauchard.

Board of Trustee Attendance at the 2025 Annual Meeting of Shareholders

We expect each member of the Board to attend our annual meetings of shareholders except for absences due to causes beyond the reasonable control of the trustee. All trustees attended the 2025 annual meeting of shareholders.

Board Evaluations

The charters of each of the Audit Committee, Compensation Committee, Finance Committee, Nominating and Corporate Governance Committee, Related Party Matters Committee and Risk Committee require an annual performance evaluation. The Nominating and Corporate Governance Committee oversees the annual Board assessment process and the implementation of the annual committee assessments. The performance evaluations may be conducted by the Chair of the Nominating and Corporate Governance Committee or by engaging an external evaluator. The key areas of focus for the evaluation are Board operations, Board accountability and committee performance. The results of the evaluation are reviewed with each respective committee and the full Board. Below is an example of the board evaluation process led by the Nominating and Corporate Governance Chair.

Commencement	Evaluation	Analysis	Findings	Follow-Up

The Nominating and Corporate Governance Committee Chair develops a comprehensive questionnaire to serve as the basis for the interview with each trustee.

Questionnaires are distributed and the Chair interviews each trustee, soliciting feedback on the effectiveness of the Board and the trustees individually including on Board size, compositions, Board and committee structure and overall performance.

		The Chair synthesizes the interview discussions and prepares a summary of findings and themes for the Nominating and Corporate Governance Committee.	The Chair presents findings and themes to the Board, which discusses the findings.	Results requiring additional considerations are addressed at subsequent meetings and reported back to the Board, where appropriate.

Codes of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, which sets forth the basic principles and guidelines for resolving various legal and ethical questions that may arise in the workplace and in the conduct of our business. The Code of Business Conduct and Ethics is applicable to trustees, officers and employees.

In addition, we have adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers, which sets forth specific policies to guide these individuals in the performance of their duties. The Code of Business Conduct and Ethics and the Code of Ethics for the Chief Executive Officer and Senior Financial Officers are available on our website at pmt.pennymac.com. Trustees, officers and any employees

12	| 2026 Proxy Statement

CORPORATE GOVERNANCE

are also encouraged to anonymously report suspected violations of the Code of Business Conduct and Ethics through various means, including a toll-free hotline available 24 hours a day, seven days a week.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines, available on our website at pmt.pennymac.com, which, in conjunction with the charters and key practices of the committees of our Board, provide the framework for the governance of our Company. Pursuant to the majority voting standard in our Second Amended and Restated Bylaws, our Corporate Governance Guidelines also provide that if any nominee for trustee in an uncontested election fails to receive a majority vote for election or re-election, if so required, the trustee will promptly tender to the Board for its consideration his or her offer to resign from the Board.

Communications with our Board of Trustees

Our shareholders and other interested persons may send written communications to the Board, committees of the Board and individual trustees (including our independent lead trustee or the independent/non-management trustees as a group) by mailing those communications to:

Board of Trustees / Board Committee / Trustee(s)

c/o PennyMac Mortgage Investment Trust

Attn: Corporate Secretary

3043 Townsgate Road

Westlake Village, California 91361

Generally, these communications are sent by us directly to the specified addressee. Any communication that is primarily commercial, offensive, illegal or otherwise inappropriate, or does not substantively relate to the duties and responsibilities of our Board, may not be forwarded.

| 2026 Proxy Statement	13

CORPORATE SUSTAINABILITY

Corporate Sustainability

Stakeholder Engagement

Our corporate sustainability approach starts with acknowledging that our stakeholders and those of our manager are the beneficiaries of our growth and success as an enterprise.

Our DNA

Our core values and DNA are centered on being the most trusted partner to our stakeholders.

14	| 2026 Proxy Statement

CORPORATE SUSTAINABILITY

Corporate Sustainability Priorities Aligned with our Strategic Objectives

With oversight from our Board and its various committees, we are committed to being responsive to our stakeholders as it relates to managing the impacts of our business activities and continuously improving our corporate sustainability and related disclosures. Our Board believes that it is important to establish a robust corporate sustainability program and framework that will support our corporate initiatives. Our corporate sustainability report is prepared by our Senior Managing Director and Chief Human Resources Officer and our Managing Director, Corporate Sustainability. We maintain a corporate sustainability policy, which defines the framework requirements and governing platform for how we identify and manage corporate sustainability impacts of our operations in furtherance of our strategic plans.

Board and Management Oversight Policies and Procedures Monitoring and Evaluation Sustainability Reporting

We maintain a pay-for-performance culture but we also acknowledge that our core business centered on the essential public good of homeownership serves a broader purpose. Mortgage banking-related investments and production activities allow us to help fund and facilitate home purchases and refinancing activity that make homes more affordable. We also encourage and support our corporate sustainability objectives through our Board governance, our operations and through our community commitments. Our corporate sustainability priorities promote our long-term growth that benefits all of our shareholders, officers, housing industry customers and other stakeholders. We hold ourselves accountable for managing the corporate sustainability impact of our business activities through a number of operational initiatives.

We and our Manager seek to operate our facilities in an environmentally sustainable manner that manages our impact on the environment by investing in sustainable products and services, committing to increased waste recycling, focusing on energy efficiency and engaging in conservative water consumption practices. We and our Manager are committed to environmental sustainability and energy conservation and recognize the importance of being a responsible steward of the environment.

Corporate Sustainability and Board Committee Oversight

Our Board has established a set of principles, guidelines and practices that support sustainable financial performance and long-term value creation for our stakeholders supported by Board committee oversight:

Nominating and Corporate Governance Committee	Review of our corporate sustainability policies, practices and initiatives, including workplace engagement, community involvement, corporate governance and stakeholder reports.

Audit Committee	Review of our financial disclosures, human capital disclosures and reports related to climate and environmental risks.

Compensation Committee	Review of financial and nonfinancial compensation measures in determining executive compensation, managing talent and assessing our Say-on-Pay voting results.

Risk Committee	Review of the physical and transition environmental risks impacting properties that we own or that collateralize loans we own, or locations where we conduct operations.

| 2026 Proxy Statement	15

CORPORATE SUSTAINABILITY

Board and Workforce Composition

Our Board maintains a policy regarding the evaluation of trustee candidates which states that the Board in its selection of trustee candidates will consider the overall Board balance of a broad spectrum of backgrounds, perspectives and experiences. Our Board has also established trustee selection criteria which provides that the Board in its selection of trustee candidates may consider a number of factors that contribute to a wide range of skills and perspectives, including personal and professional backgrounds that contribute to a broad range of viewpoints on the Board. All of our senior officers are employees of PFSI or its affiliates and we had no employees as of the end of Fiscal 2025. PFSI maintains a workplace representing a broad spectrum of backgrounds, ideas, perspectives and experiences. PFSI had approximately 4,900 domestic employees as of the end of fiscal year 2025.

Workplace Retention and Development

We and PFSI believe in attracting, developing and retaining highly skilled talent, while providing a supportive work environment that prioritizes the safety and wellness of officers and employees. Talent development is a critical component of the officer and employee experience and ensures that all officers and employees have career growth opportunities, including establishing development networks and relationships and fostering continued growth and learning. Officers and employees receive regular business and compliance training to help further enhance their career development objectives. PFSI also actively manages enterprise-wide and divisional mentoring programs and has partnered with an external vendor to establish a comprehensive, fully integrated wellness program designed to enhance employee productivity.

Compensation and Succession Planning

PFSI’s and our compensation programs are designed to motivate and reward officers who possess the necessary skills to support our business strategy and create long-term value for our shareholders. Compensation may include base salary, annual cash incentives, and long-term equity incentives, as well as life insurance and 401(k) plan matching contributions. PFSI also offers a comprehensive selection of health and welfare benefits to PFSI’s employees including emotional well-being support and paid parental leave programs. Succession planning is also critical to our operations and we have established ongoing evaluations of our leadership depth and succession capabilities.

Workplace Engagement

We and PFSI believe that building a high-performing, talented and engaged workforce where employees and officers bring varied perspectives and experiences to work every day creates a positive influence in our workplace, our business operations and the communities we serve. We and PFSI prioritize several initiatives that strengthen our workplace culture, including our leadership standards, mentorship programs, business resource groups, and on-site and division-based culture and engagement teams. We and PFSI actively monitor trends in our workforce and prioritize programs to ensure that employees and officers have an opportunity to learn, grow, and thrive. Our Board and board committees also oversee human capital resource programs and initiatives.

Community Involvement

PFSI’s corporate philanthropy program is governed by a philosophy of giving that prioritizes the support of causes and issues of importance in our local communities, and drives a culture of workplace engagement and collaboration throughout our and PFSI’s organizations. We and PFSI empower our officers and employees to be a positive influence in the community, which we believe cultivates a sense of purpose and connection that boosts productivity and engagement, increases job satisfaction, and ultimately improves workplace retention.

PFSI’s philanthropy program consists of key components – an employee matching gifts program, a volunteer grants program, a charitable grants program and a corporate sponsorship program – facilitated in part by a separate donor advised fund. Through this fund, PFSI provides support to local charities near its office sites and national organizations aligned with PFSI’s five philanthropic focus areas: community development and affordable housing, financial literacy and economic inclusion, human and social services, health and medical research, and environmental sustainability. Within these core areas, we and PFSI proudly support missions such as sustainable homeownership, mortgage and rental assistance, economic empowerment, food insecurity, disaster relief, and family and child services.

16	| 2026 Proxy Statement

PROPOSAL 1 – ELECTION OF TRUSTEES

Proposal 1 – Election of Trustees

We have nine current trustees. Catherine Lynch, a trustee since 2022, passed away on March 26, 2026, and we are deeply saddened by her passing and extremely grateful for her past services and contributions to the Company and our Board.

We have three classes of trustees. The Board has nominated Preston DuFauchard, Nancy McAllister, and Stacey D. Stewart for election as Class II trustees, and each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If our Class II trustees are elected at this year’s Annual Meeting, they will serve until our annual meeting of shareholders in 2029 and until their successors have been duly elected and qualified. Our Class III trustees will serve until our annual meeting of shareholders in 2027 and until their successors have been duly elected and qualified. Our Class I trustees will serve until our annual meeting of shareholders in 2028 and until their successors have been duly elected and qualified. Our Board is considered a staggered board, which means that our trustees are classified into three classes with staggered three-year terms.

Majority Voting Standard in an Uncontested Election of Trustees

Because this is considered an uncontested election under our Company’s Second Amended and Restated Bylaws, a nominee for trustee is elected to the Board if he or she receives a majority of the votes cast for his or her election, meaning the number of shares voted for such nominee’s election exceeds the number of shares voted against such nominee’s election. Abstentions and broker non-votes will not affect the election of trustees. In tabulating the voting results for the election of trustees, only “FOR” and “AGAINST” votes are counted. If an incumbent trustee receives a greater number of votes against his or her election than votes for such election, such trustee shall tender his or her resignation as provided in our Company’s Corporate Governance Guidelines. The Nominating and Corporate Governance Committee of the Board will then act on an expedited basis to determine whether to accept the trustee’s tendered resignation and will submit such recommendation for prompt consideration by the Board. In considering whether to accept or reject the tendered resignation, the Nominating and Corporate Governance Committee and the Board will consider any factors they deem relevant.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR OUR CLASS II TRUSTEE NOMINEES TO SERVE UNTIL OUR 2029 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

The following paragraphs provide the name, age and business experience of each trustee nominee up for election at the Annual Meeting and each continuing trustee up for election at our annual meeting of shareholders in 2027 or 2028. Immediately following the description of each trustee’s business experience is a description of the particular experience, skills and qualifications that were instrumental in the Nominating and Corporate Governance Committee’s determination that the trustee should serve on our Board.

Name	Age	Position

David A. Spector	63	Chairman, Class III

Scott W. Carnahan	72	Trustee, Class I

Donna M. Corley	52	Trustee, Class I

Preston DuFauchard	69	Independent Lead Trustee, Class II

Doug Jones	69	Trustee, Class III

Nancy McAllister	66	Trustee, Class II

Setareh (SiSi) Pouraghabagher	55	Trustee, Class III

Renee R. Schultz	57	Trustee, Class I

Stacey D. Stewart	62	Trustee, Class II

| 2026 Proxy Statement	17

PROPOSAL 1 – ELECTION OF TRUSTEES

Trustee Nominees

Class II Trustees – Current Term to Expire in 2026 (2029 Subject to Election)

PRESTON DUFAUCHARD Independent Lead Trustee

Mr. DuFauchard has been a member of our Board since November 2012. Mr. DuFauchard is also our independent lead trustee. Mr. DuFauchard served as the chief executive officer of West Oakland Health Council from August 2018 until 2021. From April 2016 until February 2017, he served as general counsel of Robertson Stephens, a global investment advisory firm for high net worth individuals, family offices, institutions and corporations. Prior thereto, Mr. DuFauchard had served as an independent consultant since January 2012. From 2006 through December 2011, Mr. DuFauchard served as the commissioner of the California Department of Corporations. From 1997 to 2006, Mr. DuFauchard was employed at Bank of America Corporation, a diversified financial services firm, where he held the title of assistant general counsel. Mr. DuFauchard currently serves on the board of directors of First Federal of San Rafael. Mr. DuFauchard holds a B.A. from Stanford University and a J.D. from the University of California, Berkeley School of Law. We believe Mr. DuFauchard is qualified to serve on our Board because of his strong business experience and leadership as the chief executive officer of a state agency, his extensive legal and regulatory background, and his understanding of the mortgage banking business.

Board Member Since: 2012 Age: 69
Committees: • Audit • Nominating and Corporate Governance • Related Party Matters • Risk

NANCY MCALLISTER

Ms. McAllister has been a member of our Board since November 2012. Ms. McAllister has served as a senior advisor of Star Mountain Capital, LLC and Star Mountain Stimulus Fund, L.P., private equity firms that invest in small and medium size businesses, since April 2013. From November 2008 through May 2011, Ms. McAllister served as a Managing Director and Americas co-head of the Financial Institutions Group within the Investment Banking division of Credit Suisse Securities (USA) LLC, a diversified financial services firm. From 1991 to September 2008, Ms. McAllister was employed by Lehman Brothers, Inc., where she held a variety of executive positions, including managing director and co-head of the depository institutions and debt capital markets groups. Ms. McAllister served on the board of directors of People’s United Financial, Inc., a diversified financial services company, from September 2013 until April 2022. Ms. McAllister holds a B.A. from the University of Virginia. We believe Ms. McAllister is qualified to serve on our Board because she is a seasoned business executive with deep knowledge of the capital markets and significant experience in financial services, including investment banking.

Board Member Since: 2012 Age: 66
Committees: • Compensation • Finance • Risk (Chair)

18	| 2026 Proxy Statement

PROPOSAL 1 – ELECTION OF TRUSTEES

STACEY D. STEWART

Ms. Stewart has been a member of our Board since August 2009. Ms. Stewart has served as the Chief Executive Officer of Mothers Against Drunk Driving (MADD) since January 2023. From November 2016 to November 2022, she served as President and Chief Executive Officer of the March of Dimes, a leading nonprofit organization. From June 2009 to November 2016, Ms. Stewart served in a variety of executive positions, including President of United States operations and Executive Vice President for Community Impact Leadership and Learning, at United Way Worldwide, the world’s largest charitable organization. From February 2007 to April 2009, Ms. Stewart was a Senior Vice President of Fannie Mae, a government-sponsored enterprise that supports liquidity and stability in the secondary mortgage market. She has served as a board member of Hologic, Inc. (Nasdaq: HOLX) since January 2023. Ms. Stewart holds an A.B. from Georgetown University and an M.B.A. from the University of Michigan. We believe Ms. Stewart is qualified to serve on our Board because of her strong experience in the mortgage sector and proven leadership of charitable organizations, the primary focus of which is housing and homeownership within underprivileged communities.

Board Member Since: 2009 Age: 62
Committees: • Compensation • Nominating and Corporate Governance (Chair)

Continuing Trustees

Class III Trustees – Term to Expire in 2027

DAVID A. SPECTOR

Mr. Spector has been a member of our Board since our formation in May 2009 and has been our Chairman and Chief Executive Officer since February 2021 and prior thereto as our President and Chief Executive Officer since January 2017. He served as our Executive Managing Director, President and Chief Operating Officer from February 2016 through December 2016 and, prior thereto, as President and Chief Operating Officer since May 2009. Mr. Spector also serves as Chairman and Chief Executive Officer of PFSI and has served in a variety of similar executive positions at PFSI and its affiliates from its founding in January 2008. Prior to joining PFSI and its affiliates, Mr. Spector was co-head of global residential mortgages for Morgan Stanley, a global financial services firm, based in London. Before joining Morgan Stanley in September 2006, Mr. Spector was the senior managing director, secondary marketing, at Countrywide, where he was employed from May 1990 to August 2006. Mr. Spector holds a B.A. from the University of California, Los Angeles. We believe Mr. Spector is qualified to serve on our Board because of his experience as a member of our executive management team and as an experienced executive with broad mortgage banking expertise in portfolio investments, interest rate and credit risk management, and capital markets activity that includes pricing, trading and hedging.

Board Member Since: 2009 Age: 63

| 2026 Proxy Statement	19

PROPOSAL 1 – ELECTION OF TRUSTEES

DOUG JONES

Mr. Jones has been a member of our Board since March 2023 and has been our President and Chief Mortgage Banking Officer since March 2021. Prior thereto, he served as the Company’s Senior Managing Director and Chief Mortgage Banking Officer from January 2017, as well as in a number of key executive positions since 2012. Mr. Jones also serves as Director, President and Chief Mortgage Banking Officer of PFSI and has served in a variety of similar executive positions at PFSI and its affiliates since June 2011. Mr. Jones is responsible for all business activities relating to mortgage banking operations. Prior to joining PFSI and its affiliates, Mr. Jones worked in several executive positions, including senior vice president, mortgage banking at Countrywide (and Bank of America Corporation, as its successor) from 1997 until 2011, where he was responsible for managing and overseeing mortgage banking and correspondent and warehouse lending operations among other roles. Mr. Jones earned a B.A. in economics from California State University, Sacramento. We believe Mr. Jones is qualified to serve on our Board because he is an experienced mortgage banking executive with significant experience in the correspondent production and direct lending businesses.

Board Member Since: 2023 Age: 69

SETAREH (SISI) POURAGHABAGHER

Ms. Pouraghabagher has been a member of our Board since June 2024. Ms. Pouraghabagher is an adjunct professor in the Accounting Department of Orfalea College of Business at California Polytechnic State University, San Luis Obispo. She was formerly the Chief Administrative Officer for QBE North America, a global insurer, through 2013. Prior to QBE, she held Chief Financial Officer and Chief Operations Officer roles at Balboa Insurance (subsidiary of Bank of America and formerly Countrywide) from 2002 through 2011, through their sale to QBE. She formerly served as Chief Financial Officer for private technology companies in Orange County, California from 1997 through 2001. Ms. Pouraghabagher commenced her career as an auditor at Deloitte & Touche LLP and earned her CPA license in 1997. Ms. Pouraghabagher serves as an independent director and audit committee chair for Private Bancorp of America, Point B, and Frontier Medicines. She formerly served as independent director and audit committee chair for State Auto Financial Corporation (NASDAQ: STFC) through their sale to Liberty Mutual. She holds a B.A. in Accounting & Finance from California Polytechnic State University, San Luis Obispo and holds an active CPA license. We believe Ms. Pouraghabagher is qualified to serve on our Board because she is a seasoned financial executive with extensive knowledge of banking, insurance and accounting.

Board Member Since: 2024 Age: 55
Committees: • Audit (Chair) • Related Party Matters

20	| 2026 Proxy Statement

PROPOSAL 1 – ELECTION OF TRUSTEES

Continuing Trustees

Class I Trustees – Term to Expire in 2028

SCOTT W. CARNAHAN

Mr. Carnahan has been a member of our Board since August 2009. Mr. Carnahan is a Senior Advisor to FTI Consulting, Inc., a global advisory firm, since April 2023 and had served as Senior Managing Director at FTI Consulting, Inc. from May 2014 through March 2023. Prior thereto, Mr. Carnahan had provided financial and accounting consulting services to various financial institutions since April 2007. From 1992 to 1998 and from 2000 to 2007, Mr. Carnahan was an audit and consulting partner at the professional services firm of KPMG LLP. He has served as a board member of Consumer Portfolio Services, Inc. (Nasdaq: CPSS) since February 2026. Mr. Carnahan holds a B.A. and an M.B.A. from the University of California, Irvine and is a CPA. We believe Mr. Carnahan is qualified to serve on our Board because he has both accounting and financial expertise, due to his experience at KPMG LLP, as well as a fundamental understanding of the mortgage lending business.

Board Member Since: 2009 Age: 72
Committees: • Audit • Finance • Related Party Matters (Chair)

DONNA M. CORLEY

Ms. Corley has been a member of our Board since June 2023. Ms. Corley served as Executive Vice President and Head of Single-Family Business at Freddie Mac from 2019 to 2022, where she was responsible for client relationships, asset acquisitions, managing credit and servicing performance, compliance and operational risks of a nearly $3 trillion portfolio of mortgage assets. Ms. Corley previously served as the Chief Risk Officer for Single-Family Business from 2014 to 2019, Senior Vice President of Credit Pricing, Risk Transfer and Securitization from 2011 to 2014, along with other roles during her 27 years at Freddie Mac. Ms. Corley has served as a board member of Offerpad Solutions, Inc. (Nasdaq: OPAD) since April 2025 and is on the advisory board of LendArch, LLC. Ms. Corley has also served as a board member for Bite Me Cancer since 2018, where she is the co-chair of their Teen Support Committee. Ms. Corley holds a B.S. in business administration from The American University and earned a Chartered Financial Analyst designation in 1999. We believe Ms. Corley is qualified to serve on our Board because she is an experienced financial services executive with a strong background in mortgage operations, financial and risk management and extensive regulatory experience.

Board Member Since: 2023 Age: 52
Committees: • Finance (Chair) • Nominating and Corporate Governance • Risk

| 2026 Proxy Statement	21

PROPOSAL 1 – ELECTION OF TRUSTEES

RENEE R. SCHULTZ

Ms. Schultz has been a member of our Board since May 2021. Ms. Schultz served as senior vice president of capital markets at Fannie Mae from May 2012 to April 2021, where she managed Fannie Mae’s capital markets pricing and sales desk, credit risk transfer programs, structured transactions, and the whole loan conduit. She also oversaw the Fannie Mae securitization policy team, which ensures proper administration of matters related to the strategy and business value of Fannie Mae securities. Ms. Schultz served as vice president of capital markets at Fannie Mae from March 2006 to 2012, along with other leadership roles during her 22 years at Fannie Mae. Ms. Schultz is a former trustee at Saint Mary’s College Notre Dame, Indiana and a former member of the Board of Governors for Big Brothers Big Sisters of Martin and Palm Beach Counties. Ms. Schultz was a founding member and former director of ALICE, a not-for-profit dedicated to the advancement of women in the mortgage finance industry. Ms. Schultz holds a B.A. from Saint Mary’s College, Notre Dame, Indiana. We believe Ms. Schultz is qualified to serve on our Board because she is an experienced executive with a strong background in capital markets and housing finance and extensive regulatory experience.

Board Member Since: 2021 Age: 57
Committees: • Compensation (Chair) • Finance • Related Party Matters

22	| 2026 Proxy Statement

PROPOSAL 1 – ELECTION OF TRUSTEES

Non-Management Trustee Compensation

The compensation program for our non-management trustees is intended to be competitive and fair so that we can attract the best talent to our Board, and recognize the time and effort required of a trustee given the size and complexity of our operations. In addition to cash compensation, we provide equity grants and have share ownership guidelines to further align the trustees’ interests with our shareholders’ interests and to motivate our trustees to focus on our long-term growth and success. Any management trustee who is an executive officer of our Manager or its affiliates is not paid any fees for serving on our Board or for attending Board meetings. Our Compensation Committee reviews and recommends to our Board the form and level of trustee compensation and seeks outside advice from Pearl Meyer & Partners, or Pearl Meyer, its independent compensation consultant, on market practices when changes are contemplated.

Non-management trustee compensation was reviewed in 2025 by the independent compensation consultant relative to certain peer companies and selected companies within the S&P 500 and Russell 3000 indexes and, in connection with such review, the independent compensation consultant indicated that an increase in compensation was warranted based on the competitive market and the level of services rendered by the non-management trustees. Specifically, our Compensation Committee, senior management and our independent compensation consultant discussed that all non-management trustees are spending an increasing amount of time in informal meetings with management and third-party speaker series meetings to stay informed about the latest business and regulatory changes in addition to their formal board meeting attendance. Based on the level of services rendered and market data, our Compensation Committee and our independent compensation consultant supported increasing non-management trustee compensation, as well as the compensation paid to our independent lead trustee to reflect his exceptional continued contributions. Accordingly, our Compensation Committee determined to increase the base annual retainer for all non-management trustees by $10,000 and increase the annual equity award for non-management trustees by $20,000. In addition, our Compensation Committee determined to separately increase the independent lead trustee compensation by a total of $20,000.

The following table summarizes the annual retainer fees of our non-management trustees as of the end of Fiscal 2025.

Base Annual Retainer, all non-management trustees	$105,000

Additional Base Annual Retainer, independent lead trustee	$50,000

Base Annual Retainer, all non-management committee members:

Audit Committee	$7,750

Compensation Committee	$7,750

Finance Committee	$7,750

Nominating and Corporate Governance Committee	$7,750

Related Party Matters Committee	$7,750

Risk Committee	$7,750

Additional Annual Retainer, all committee chairs:

Audit Committee	$12,000

Compensation Committee	$10,750

Finance Committee	$10,750

Nominating and Corporate Governance Committee	$10,750

Related Party Matters Committee	$10,750

Risk Committee	$12,000

In addition, our trustees are eligible to receive certain types of equity-based awards under our 2019 Equity Incentive Plan, or 2019 Plan. On February 24, 2025, each of our non-management trustees received a grant of 7,795 time-based restricted share units, or RSUs, with a grant date fair value of approximately $110,000.

Non-management trustee RSUs granted in Fiscal 2025 will vest on the first anniversary of the grant date, and cash distributions will accrue on the shares underlying the RSUs. The cash distributions will be subject to the same vesting and forfeiture terms as the underlying RSUs. Prior to the vesting of an RSU, such RSU is generally subject to forfeiture upon termination of service to us. In addition, each independent trustee newly elected or appointed to our Board generally is entitled to receive a one-time initial RSU grant with a grant date fair value of

| 2026 Proxy Statement	23

PROPOSAL 1 – ELECTION OF TRUSTEES

approximately $130,000 in RSUs prorated for the portion of the annual equity award cycle for which the trustee served on the Board. Further, all members of our Board will be reimbursed for their reasonable out-of-pocket costs and expenses in attending all meetings of our Board and its committees and certain other Company-related functions.

Policy Regarding Receipt of Shares in Lieu of Cash Trustee Fees. Our Board has adopted a policy whereby non-management trustee fees may be paid in cash or common shares at the election of each non-management trustee. The number of common shares delivered in lieu of any cash payment of trustee fees will be equivalent in value to the amount of forgone trustee fees divided by the fair market value (as defined in our 2019 Plan) of a common share on the day on which the trustee fees otherwise would have been paid in cash to the non-management trustee, rounded down to the nearest whole share. None of our trustees has elected to be paid in common shares.

Accelerated Vesting. Prior to vesting, an RSU granted to a non-management trustee is generally subject to forfeiture upon termination of service to us if such termination is for cause. Upon a termination of service to us for any reason other than for cause, any RSU held by non-management trustees not previously vested will become fully vested and settled in our common shares.

2025 Trustee Compensation Table

The table below summarizes the compensation earned by each non-management trustee who served on our Board during Fiscal 2025.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)

Scott W. Carnahan	132,261	109,987	242,248

Donna M. Corley	124,511	109,987	234,498

Preston DuFauchard	158,033	109,987	268,020

Catherine A. Lynch	133,511	109,987	243,498

Nancy McAllister	133,511	109,987	243,498

Setareh (SiSi) Pouraghabagher	113,761	109,987	223,748

Renee R. Schultz	132,261	109,987	242,248

Stacey D. Stewart	124,511	109,987	234,498

(1)

Mr. Spector, our Chairman and Chief Executive Officer, and Mr. Jones, our President and Chief Mortgage Banking Officer, are not included in this table as they are executive officers of our Company and do not receive any additional compensation for their board services. Please see the 2025 Summary Compensation Table below for additional information regarding the compensation paid to them in their capacities as our executive officers.

(2)	Reflects fees earned by the trustee in Fiscal 2025, whether or not paid in such year.
(3)

Reflects the full grant date fair value, as determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or ASC 718, of RSUs granted to each non-management trustee on February 24, 2025. For more information on the assumptions used in our estimates of value, please refer to Note 22—Share-Based Compensation in our Annual Report on Form 10-K, filed on February 18, 2026. As of December 31, 2025, each non-management trustee held 7,795 RSUs.

Non-Management Trustee Share Ownership Guidelines

Non-management trustees are subject to robust share ownership guidelines that require each such trustee to hold common shares and unvested RSUs with an aggregate market value equal to at least five times the base annual retainer. Non-management trustees are expected to meet the ownership guidelines within five years from the date of appointment or election to our Board. Each non-management trustee who has been on the Board for five years is in compliance with our share ownership guidelines. The Nominating and Corporate Governance Committee will annually review each trustee’s compliance with or progress toward meeting the share ownership guidelines based on the value of share ownership calculated using the average closing share price over the prior year.

24	| 2026 Proxy Statement

AUDIT MATTERS

Audit Matters

Report of the Audit Committee

The Board of Trustees has determined that all of the members of the Audit Committee meet the independence and experience requirements of the New York Stock Exchange, or the NYSE, that all of the members are “financially literate” under the rules of the NYSE, and that Ms. Pouraghabagher and Mr. Carnahan are “audit committee financial experts” within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, and the NYSE.

The Audit Committee met twelve times in 2025. The Audit Committee’s agenda is established by the Chairman of the Audit Committee. The Audit Committee engaged Deloitte & Touche LLP, or Deloitte, as the Company’s independent registered public accounting firm and reviewed with the Company’s Chief Financial Officer and Deloitte the overall audit scope and plans, the results of the external audit examination, evaluations by the independent registered public accounting firm of the Company’s internal controls and the quality of its financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also discussed with Deloitte other matters required to be discussed by a registered public accounting firm with the Audit Committee under applicable standards of the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee received and discussed with Deloitte its annual written report on its independence from the Company and its management, which is made pursuant to applicable requirements of the PCAOB, and considered with Deloitte whether the provision of non-audit services is compatible with its independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity and, necessarily in its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the Company’s independent registered public accounting firm, which in its reports expresses an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles and on the effectiveness of its internal control over financial reporting as of year-end.

In reliance on these reviews and discussions, and the reports of Deloitte, the Audit Committee recommended to the Board of Trustees, and the Board of Trustees approved, the inclusion of the Company’s audited financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 18, 2026.

The foregoing report has been furnished by the following current members of the Audit Committee:

Setareh (SiSi) Pouraghabagher, Chair

Scott W. Carnahan

Preston DuFauchard

| 2026 Proxy Statement	25

AUDIT MATTERS

Independent Registered Public Accounting Firm Fees for 2025 and 2024

In addition to performing the audits of our financial statements in Fiscal 2025 and Fiscal 2024, Deloitte has provided audit-related, tax and other services for us as reflected in the following table that shows the fees billed to us by Deloitte for these services.

	2025	2024

Audit Fees(1)	$2,833,300	$2,763,040

Audit-Related Fees(2)	294,400	308,900

Tax Fees(3)	284,327	261,972

All Other Fees(4)	1,230,000	295,000

Total	$4,642,027	$3,628,912

(1)

Audit Fees consist of fees for professional services rendered during the audit of our annual consolidated financial statements and our internal control over financial reporting, for the reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q, and the audit of the annual financial statements of certain of our subsidiaries.

(2)

Audit-Related Fees consist of fees for professional services for registration statements, the issuance of comfort letters and consents in connection with SEC filings and other compliance related testing.

(3)	Tax Fees consist of fees for professional services rendered for tax compliance, tax planning and tax advice.
(4)	All Other Fees consist of fees for certain agreed upon procedures related to our financing transactions.

Pre-Approval Policies and Procedures

The Audit Committee approved all services performed by Deloitte during Fiscal 2025 in accordance with applicable SEC requirements. The Audit Committee has also pre-approved the use of Deloitte for certain audit-related services, setting a specific limit on the amount of such services that we may obtain from Deloitte before additional approval is necessary. In addition, the Audit Committee has delegated to the chair of the Audit Committee the authority to approve audit and non-audit services provided by Deloitte, provided that the chair will present any pre-approval decisions to the Audit Committee at its next scheduled meeting.

26	| 2026 Proxy Statement

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 2—Ratification of Appointment of

Independent Registered Public Accounting Firm

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit our financial statements. The Audit Committee conducts a comprehensive annual evaluation of the independent registered public accounting firm’s qualifications, performance and independence, and takes into account the insight provided to the Audit Committee and the quality of information provided on accounting issues, auditing issues and regulatory developments. The Audit Committee also considers whether, in order to ensure continuing auditor independence, there should be periodic rotation of the independent registered public accounting firm, taking into consideration the advisability and potential costs and impact of selecting a different firm.

The Audit Committee appointed Deloitte to serve as our independent registered public accounting firm for the 2026 fiscal year. Deloitte has served as our independent registered public accounting firm since 2009.

The Audit Committee exercises sole authority to approve all audit engagement fees and terms associated with the retention of Deloitte. In addition to ensuring the regular rotation of the lead audit partner as required by law, the Audit Committee is involved in the selection of, and reviews and evaluates, the lead audit partner.

The Audit Committee evaluated Deloitte’s institutional knowledge and experience, quality of service, sufficiency of resources and quality of the team’s communications and interactions as well as the team’s objectivity and professionalism. As a result, the Audit Committee believes that the continued retention of Deloitte to serve as our independent registered public accounting firm is in the best interests of the Company and its shareholders. Accordingly, we are asking shareholders to ratify the appointment of Deloitte.

The Board is submitting the appointment of Deloitte to our shareholders for ratification because we value our shareholders’ views on this appointment and as a matter of good corporate governance. In the event that shareholders fail to ratify the appointment, it will be considered a recommendation to the Board and the Audit Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Representatives of Deloitte are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

OUR BOARD OF TRUSTEES AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

| 2026 Proxy Statement	27

SECURITY OWNERSHIP INFORMATION

Security Ownership Information

Security Ownership of Officers and Trustees

The following table sets forth certain information as of March 31, 2026, relating to the beneficial ownership of our common shares by (1) each of our named executive officers, (2) each of our trustees, and (3) all of our current trustees and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

	Common Shares Beneficially Owned(1)
Executive Officers and Trustees	Number	Percentage
David A. Spector	315,461	*
Doug Jones	37,903	*
Scott W. Carnahan(2)	88,880	*
Donna M. Corley	22,002	*
Preston DuFauchard	59,737	*
Mark Elbaum	3,752	*
Nancy McAllister(3)	87,982	*
Setareh (SiSi) Pouraghabagher	13,791	*
Renee R. Schultz	34,134	*
Stacey D. Stewart	59,583	*
Daniel S. Perotti(4)	118,559	*
Derek W. Stark	44,284	*
Current Executive Officers and Trustees as a group (14 persons)	907,620	1.0%

*	Represents less than 1.0% of the common shares outstanding as of March 31, 2026.
(1)

Based on 87,191,663 common shares outstanding as of March 31, 2026. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, or the Exchange Act. A person is deemed to be the beneficial owner of any common shares if that person has or shares voting power or investment power with respect to those shares or has the right to acquire beneficial ownership at any time within 60 days. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. None of the shares have been pledged as security.

(2)	Includes 61,008 common shares either owned by a living trust or various retirement accounts. Mr. Carnahan’s living trust also owns 141 of the Company’s Series A preferred shares.
(3)	Includes 12,366 common shares owned by Nancy McAllister and Richard M. Card as JTWROS.
(4)	Includes 99,654 common shares owned by The Perotti Family Trust.

28	| 2026 Proxy Statement

SECURITY OWNERSHIP INFORMATION

Security Ownership of Other Beneficial Owners

The following table sets forth certain information relating to the beneficial ownership of our common shares by each person or entity known to our Company to be the beneficial owner of more than five percent of our common shares, based on our review of publicly available statements of beneficial ownership filed with the SEC, except to the extent indicated otherwise in the footnotes.

	Common Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number	Percentage

BlackRock, Inc.(3) 50 Hudson Yards New York, New York 10001	14,263,745	16.4%

T. Rowe Price Investment Management, Inc.(4) 101 E. Pratt Street Baltimore, Maryland 21201	5,867,364	6.7%

(1)

Based on 87,191,663 common shares outstanding as of March 31, 2026. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person is deemed to be the beneficial owner of any common shares if that person has or shares voting power or investment power with respect to those shares or has the right to acquire beneficial ownership at any time within 60 days. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

(2)

The Vanguard Group, Inc. (“Vanguard”) previously reported on Amendment No. 11 to its Schedule 13G filing with the Securities and Exchange Commission filed February 13, 2024, regarding its ownership as of December 29, 2023, which included sole voting power over 56,229 common shares, sole dispositive power over 9,736,191 common shares and shared dispositive power over 148,081 common shares, which collectively would represent approximately 11.3% of our outstanding shares as of March 31, 2026. Based on Amendment No. 12 to the Schedule 13G filed by Vanguard on March 27, 2026, we understand that Vanguard went through an internal realignment on January 12, 2026, and, in accordance with SEC Release No. 34-39538, certain subsidiaries or business divisions of subsidiaries of Vanguard that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis) from Vanguard in reliance on such release. These subsidiaries and/or business divisions pursue the same investment strategies as previously pursued by Vanguard prior to the realignment. Further, in accordance with SEC Release No. 34-39538, Vanguard no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions. Accordingly, we have removed Vanguard from the beneficial ownership table.

(3)

As reported in Amendment No. 5 to Schedule 13G filed with the SEC on April 30, 2025, BlackRock, Inc. disclosed that it had the sole voting power over 14,071,043 common shares and sole dispositive power over 14,263,745 common shares as of March 31, 2025.

(4)

As reported in Amendment No. 1 to Schedule 13G filed with the SEC on November 14, 2024, T. Rowe Price Investment Management, Inc. disclosed that it had sole voting power over 5,832,047 common shares and sole dispositive power over 5,867,364 common shares as of September 30, 2024.

| 2026 Proxy Statement	29

OUR EXECUTIVE OFFICERS

Our Executive Officers

The following sets forth certain information with respect to our current executive officers:

Name	Age	Position Held with the Company
David A. Spector	63	Chairman and Chief Executive Officer
Doug Jones	69	Trustee, President and Chief Mortgage Banking Officer
Shiva Iyer	60	Senior Managing Director and Chief Enterprise Risk Officer
Daniel S. Perotti	45	Senior Managing Director and Chief Financial Officer
Marshall Sebring	46	Senior Managing Director and Chief Investment Officer
Derek W. Stark	58	Senior Managing Director, Chief Legal Officer and Secretary
Abbie Tidmore	61	Senior Managing Director and Chief Revenue Officer

Biographical information for Mr. Spector and Mr. Jones is provided above under the caption “Proposal 1 - Election of Trustees.” Certain biographical information for the other executive officers is set forth below.

Shiva Iyer. Mr. Iyer has been our Senior Managing Director and Chief Enterprise Risk Officer since October 2025. Mr. Iyer previously served as the Company’s Senior Managing Director and Chief Audit Executive from January 2023 to October 2025 and as Senior Managing Director, Senior Enterprise Risk Officer from January 2021 to January 2023. Mr. Iyer has also served in a variety of similar executive positions at PFSI and its affiliates since 2017. Mr. Iyer is responsible for leading the Company’s enterprise risk organization. Prior to joining the Company and PFSI, Mr. Iyer worked in several executive positions, including Executive Vice President at Mitsubishi UFJ Financial Group from October 2010 to November 2016 and as a Credit Risk Executive and Chief Financial Officer of Mortgage Operations at Bank of America Corporation from 2008 to 2010. Mr. Iyer earned an M.S. in Engineering and Computational Mechanics from the South Dakota School of Mines and Technology and an M.B.A. in Finance from the UCLA Anderson School of Management. Mr. Iyer is an experienced risk management executive with significant experience in enterprise risk and mortgage financial operations.

Daniel S. Perotti. Mr. Perotti has been our Senior Managing Director and Chief Financial Officer since January 1, 2021. Mr. Perotti previously served as the Company’s Deputy Chief Financial Officer from January 2017 to December 2020, and served as the Company’s Chief Asset and Liability Management Officer, among other positions at the Company since 2009. Mr. Perotti has also served in a variety of similar executive positions at PFSI and its affiliates since 2009. Mr. Perotti is responsible for overseeing the Company’s accounting and financial reporting, treasury operations, investor relations, financial planning and analysis, tax analysis, and Sarbanes-Oxley program. Prior to joining the Company and PFSI, Mr. Perotti was employed at BlackRock and served as the head of the quantitative research team within its BlackRock Solutions business as well as in various other roles at BlackRock, Inc. from 2002 to 2008. Mr. Perotti earned a B.A. in economics and computer science from Columbia University. Mr. Perotti is an experienced financial services executive with substantial experience in corporate finance and mortgage banking.

Marshall Sebring. Mr. Sebring has been our Senior Managing Director and Chief Investment Officer since September 2025. Mr. Sebring previously served as a Managing Director and head of Portfolio Risk Management from September 2024 to September 2025, during which he was responsible for overseeing the firm’s mortgage servicing rights (MSR) hedging strategies. Mr. Sebring has also served in a similar executive position at PFSI and its affiliates since September 2024. Mr. Sebring is responsible for the Company’s investments in MSRs, managing global interest rate risk, and overseeing investment strategies and portfolio management for our Manager. Prior to joining the Company and PFSI, Mr. Sebring was a Managing Director in the Treasury/Chief Investment Officer Group at JPMorgan Chase & Co. from 2014 to 2022, where he led portfolio management for the bank’s Agency mortgage-backed securities portfolio. Prior to that, Mr. Sebring served as a Managing Director and Fixed Income portfolio manager at BlackRock, Inc. where he held various roles from 2001 to 2014. Mr. Sebring earned a B.A. in history from Princeton University. Mr. Sebring is an experienced investment executive with significant experience in portfolio management, hedging and mortgage investing.

Derek W. Stark. Mr. Stark has been our Senior Managing Director, Chief Legal Officer and Secretary since February 2018. Mr. Stark previously served as the Managing Director, General Counsel and Secretary among other executive positions at the Company since September 2009. Mr. Stark has also served in a variety of similar executive positions at PFSI and its affiliates since 2009. Mr. Stark is responsible for overseeing all of the Company’s legal management, including securities, corporate governance, corporate transactions, litigation and regulatory compliance, and he serves as the primary legal contact for the Board. Prior to joining the Company and PFSI, and after leaving private practice, Mr. Stark served in a variety of executive positions, including Executive Vice President and Deputy General Counsel, from 1999 to 2008, at Countrywide. Mr. Stark earned a B.A. in Political Science from the University of California, Berkeley, and a J.D. from Loyola Law School, Los Angeles. Mr. Stark is an experienced legal executive with significant experience in corporate and securities law, litigation and mortgage banking.

30	| 2026 Proxy Statement

OUR EXECUTIVE OFFICERS

Abbie Tidmore. Ms. Tidmore has been our Senior Managing Director and Chief Revenue Officer since October 2022. Ms. Tidmore previously served as Senior Managing Director, PennyMac Correspondent Group Sales from January 2021 to October 2022. Ms. Tidmore has also served in a variety of similar executive positions at PFSI and its affiliates since 2011. Ms. Tidmore has been pivotal in building and leading the correspondent lending division and she serves as a role model and co-founder of wEMRG, an empowering program for women at PFSI. Prior to joining the Company and PFSI, Ms. Tidmore served as the Vice President and Sales Manager for Bank of America from 1999 to 2011. She holds a B.A. from The University of Texas at Austin. Ms. Tidmore is an experienced mortgage banking executive with significant experience in mortgage banking and correspondent production.

| 2026 Proxy Statement	31

REPORT OF THE COMPENSATION COMMITTEE

Report of the Compensation Committee

Our Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee recommended that our Board of Trustees include the Compensation Discussion and Analysis in this Proxy Statement and our 2025 Annual Report on Form 10-K.

The Compensation Committee

Renee R. Schultz, Chair

Nancy McAllister

Stacey D. Stewart

32	| 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

This compensation discussion and analysis provides a detailed description of our executive compensation program and policies, the material compensation decisions made under such program and policies with respect to our named executive officers, and the material factors that were considered in making those decisions. This narrative discussion should be read together with the compensation tables and related disclosures set forth below.

2025 Named Executive Officers

Our “named executive officers” consisting of our Chief Executive Officer, our Chief Financial Officer, and our next three most highly compensated executive officers during Fiscal 2025, were:

•	David A. Spector, Trustee, Chairman and Chief Executive Officer;

•	Doug Jones, Trustee, President and Chief Mortgage Banking Officer;

•	Daniel S. Perotti, Senior Managing Director and Chief Financial Officer;

•	Mark Elbaum, Senior Managing Director and Chief Capital Markets Officer; and

•	Derek W. Stark, Senior Managing Director, Chief Legal Officer and Secretary.

| 2026 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Highlights

What We Do	What We Don’t Do

✓  Bias toward performance-based equity: Our Board seeks to ensure that our long-term incentive awards are weighted toward performance-based equity vehicles. We design our compensation program in a manner that is biased toward performance-based compensation with multiple performance metrics.

✗ No minimum levels of annual equity awards: Our executive officers are not guaranteed any minimum levels of annual equity awards.

✓  Clawback Policy: Our Board maintains clawback policies regarding the recoupment of incentive compensation that apply to all of our Section 16 officers as well as a separate clawback policy applicable to any other officer whose title is Senior Managing Director.

✗ No compensation from us other than equity awards for our executive officers: Our executive officers do not receive annual base salaries or cash bonuses from us.

✓ Double-trigger vesting: Our equity awards have a “double trigger” to initiate accelerated vesting upon a change in control.	✗ No severance provisions: We do not provide cash severance to our executive officers.

✓  Minimum vesting periods: Our 2019 Plan provides that our equity awards are subject to a minimum vesting period of no less than one year on 95% of equity awards granted and our grants generally vest over three years, with approximately equal annual installments on the first, second and third anniversaries of the grant date.

✗ No excessive risk taking: We do not encourage officers to engage in excessive risk taking. Our compensation program is designed to encourage long-term decision making in alignment with the interests of our shareholders.

✓ Robust share ownership guidelines: We impose robust share ownership guidelines on our trustees and executive officers to help ensure that their interests are aligned with those of our shareholders.	✗ No perquisites or excise tax gross-ups: We do not provide perquisites or related excise tax gross-ups to our executive officers.

✓  Consideration of Say-on-Pay Vote and proxy advisory and shareholder feedback: We engage in careful consideration of the annual Say-on-Pay results and feedback from shareholders and proxy advisory firms.

✗ No stock option re-pricing: Our 2019 Plan prohibits the re-pricing of stock options.

✓ Shareholder engagement: We engage in active discussions with our shareholders on a variety of topics throughout the year to help ensure that we are addressing their concerns.	✗ No speculative or short-term trading: We prohibit officers, employees and trustees from engaging in speculative and short-term trading of our securities.

✓ Comprehensive review of peer group: On an annual basis, we engage in a comprehensive review to assess and identify a relevant peer group of companies in our or a related industry.

✗ No hedging, pledging, short sales, or margin trading: We restrict our officers and trustees from engaging in hedging, pledging, short sales, trading in publicly traded put or call options or trading on margin involving our securities.

✓  Independent compensation consultant: Our Compensation Committee utilizes the services of Pearl Meyer, which is engaged directly by the Compensation Committee as an outside independent compensation consultant to advise on executive compensation matters.

✗ No supplemental executive retirement plans: We do not maintain any supplemental executive retirement plans for named executive officers.

34	| 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary of 2025 Compensation

Although our named executive officers are separately compensated by their employer, PFSI and its affiliates, our Compensation Committee has granted equity-based awards to our named executive officers to align the interests of these officers who provide services to us with those of our shareholders, by allowing them an opportunity to share in the creation of value for our shareholders through capital appreciation and dividends. Currently, these equity-based awards are in the form of performance-based restricted share units, or PSUs, and time-based restricted share units, or RSUs, and are granted by our Compensation Committee in its discretion under our 2019 Plan. In order to help ensure that our executive compensation program aligns with the interests of our shareholders and focuses on long-term performance, we grant PSUs that vest upon our Company’s satisfaction of performance measures tied to return on equity, or ROE, and relative total shareholder return, or Relative TSR. PSU and RSU awards granted to our named executive officers are designed to align their interests with those of our shareholders by providing each named executive officer providing services to us through PFSI and its affiliates with an ownership or ownership-based interest in our Company and a stake in our long-term success. Our PSU and RSU awards are also designed to further motivate our named executive officers to achieve exceptional Company and individual performance and reward them for such performance through a long-term incentive structure that does not encourage excessive risk taking. We also believe that providing equity compensation to our named executive officers is appropriate given the risks and liability they undertake as named executive officers of a public company. We believe that our executive compensation program objectives have resulted in decisions regarding executive compensation that have appropriately encouraged growth in our businesses and the achievement of financial goals without excessive risk taking, thus benefiting our shareholders and supporting long-term shareholder value.

2025 Say-on-Pay Vote

At our 2025 annual meeting of shareholders, approximately 93% of the votes cast by our shareholders supported our Say-on-Pay advisory vote on executive compensation. We believe the positive Say-on-Pay voting results reflect our commitment to maintain a pay for performance culture that aligns with our stakeholder interests. Following our 2025 shareholder meeting, our Compensation Committee and our Board closely reviewed the shareholder vote results on our Say-on-Pay proposal and the differences in voting results between our 2025 annual meeting results and prior years, including the recommendations made by certain proxy advisory firms.

| 2026 Proxy Statement	35

COMPENSATION DISCUSSION AND ANALYSIS

2025 Stakeholder Interactions

We have established and maintained a robust investor relations program that includes constant and proactive outreach with our shareholders, bondholders, the rating agencies, and other stakeholders. Our executive management and investor relations teams constantly meet with current and prospective investors in live settings such as in-office, at conferences and at non-deal roadshows, and virtually via fireside chats or virtual meetings. Not only do these meetings enable investors to better understand our businesses and the mortgage industry in general, but they provide us with valuable feedback and insights, including with respect to their views on our executive compensation program, which are in turn, presented to and considered by our Compensation Committee and Board.

(1)	Includes shareholders required to report their ownership of PMT common shares on Form 13F or others as of December 31, 2025 and excludes passively managed owners.

Transparency is important:

In addition to required SEC filings, earnings webcasts and press releases, we strive to publish in a timely fashion, materials that effectively illustrate the drivers of our financial performance. This includes earnings presentations and supplemental financial schedules, which can be found on our corporate website at pmt.pennymac.com.

Consistent messaging:

Regardless of whether the stakeholder is a prospective or current bondholder or shareholder, rating agency or ESG-focused institution, we strive to tell a consistent story, adhering to our founding principles of being Accountable, Reliable and Ethical (A.R.E.).

Executive Compensation Paid by PFSI

We utilize an external management structure and the management of our business and execution of our operations is performed on our behalf by our Manager and Servicer pursuant to a management agreement and other related party agreements. This external management structure allows us to operate with more limited infrastructure, which reduces overhead costs and provides predictability regarding the operating expenses required to run our business. Through PFSI, we have access to greater infrastructure and resources than we might otherwise have if we were to internalize our operations.

Pursuant to the terms of our management agreement as further defined under the heading “Management Agreement” in the “Certain Relationships and Related Transaction” section in this Proxy Statement, our Manager earns a base management fee equal to the sum of (a) 1.5% per year of shareholders’ equity up to $2 billion, (b) 1.375% per year of shareholders’ equity in excess of $2 billion, up to $5 billion, and (c) 1.25% per year of shareholders’ equity in excess of $5 billion.

36	| 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Our Manager may earn a performance incentive fee calculated annually that escalates as net income (stated as a percentage of return on common shareholder equity) increases over certain thresholds. On each calculation date, the threshold amount represents a stated return on common shareholders’ equity, subject to a “high watermark” adjustment. The performance fee payable is equal to: (a) 10% of the amount by which net income for the quarter exceeds (i) an 8% return on average common shareholder equity during the period plus the high watermark, up to (ii) a 12% return on average common shareholders’ equity; plus (b) 15% of the amount by which net income for the quarter exceeds (i) a 12% return on average common shareholders’ equity during the period plus the high watermark, up to (ii) a 16% return on average common shareholders’ equity; plus (c) 20% of the amount by which net income for the quarter exceeds a 16% return on average common shareholders’ equity plus the high watermark.

Our Manager earned approximately $27.6 million in base management fees, zero in performance incentive fees and we reimbursed our Manager for $31.6 million of expenses incurred on our behalf in Fiscal 2025.

Our executive officers are employed by PFSI and, therefore, receive compensation from PFSI. While PFSI may use a portion of our management fee to compensate its executive officers, we do not specifically allocate any portion of the management fee to such compensation and our management agreement does not require any such allocation related to PFSI’s compensation arrangements with our named executive officers.

The following information relating to these compensation arrangements have been provided to us by PFSI and its affiliates.

PFSI’s Executive Compensation Objectives and Philosophy

PFSI, through its executive compensation program, seeks to:

•	Maintain a pay-for-performance culture where total compensation for its executive officers is performance based;

•	Align the interests of its executive officers with those of its stockholders with a significant emphasis on equity incentives and performance-based compensation;

•	Assess executive compensation against market compensation benchmarks prepared by its independent board consultant;

•	Facilitate the attraction, motivation and retention of highly talented executive officers who will be crucial to its long-term success and sustainability;

•	Encourage executive officers to focus on achieving its annual and long-term business goals; and

•	Appropriately provide support to our Company in PFSI’s role as our external Manager and Servicer.

PFSI aims to position the total compensation of its named executive officers at a level commensurate with the total compensation paid to other senior officers holding comparable positions at companies similar in industry, size, structure, scope and sophistication with which PFSI competes for executive talent.

PFSI’s 2025 Executive Compensation Decisions

In setting compensation for its executive officers, including our named executive officers, PFSI takes into consideration a number of factors in determining the total compensation payable to its employees including the type, scope and level of responsibility of the executive, competitive market dynamics, and the individual contributions made by the executive to the success of PFSI. In making its determinations regarding compensation arrangements with our named executive officers, PFSI does not take into account the amount of management fees we pay to our Manager. This is because a whole team of professionals at our Manager, our Servicer and their affiliates (including our named executive officers) supports our Company and these professionals not only support our management efforts, but also work on activities for us that are unrelated to our management agreement (e.g., mortgage loan servicing and mortgage loan fulfillment), as well as a broad range of other activities unrelated to us entirely. Many of these activities are for PFSI’s own account or the accounts of other third-party stakeholders. To put this into context, the base management fees and performance incentive fees paid by us to our Manager represented approximately 1.4% of the $2.0 billion in total net revenues of PFSI and its affiliates during Fiscal 2025. No portion of such fees was directly allocated to the compensation paid by PFSI to any of our named executive officers.

Furthermore, we do not believe that base management fees and performance incentive fees as a percentage of PFSI’s total net revenues are an accurate or appropriate reflection of the portion of total compensation paid by PFSI to our named executive officers that is attributable to the services they provide our Company under our management agreement. Based on that approach and using the same percentage, however, we estimate that approximately $379,145 or 1.4% of the $28.0 million of total compensation paid by PFSI to our

| 2026 Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS

named executive officers during Fiscal 2025 would be deemed attributable to such services. Of the total compensation paid to our Chief Executive Officer by PFSI in Fiscal 2025, we estimate that approximately 13% was fixed (e.g., annual base salary) and approximately 87% was variable or incentive pay (e.g., performance-incentive and equity awards). Of the total compensation paid to our other named executive officers by PFSI in Fiscal 2025, we estimate that approximately 17% was fixed (e.g., annual base salary) and approximately 83% was variable or incentive pay (e.g., performance-incentive and equity awards).

2025 Annual Performance-Based Incentives Paid by PFSI

The annual performance-based incentives paid to our named executive officers by PFSI included a performance component equal to 70% of the annual target incentive based on achieving ROE and a strategic award component equal to 30% of the annual target incentive based on individual strategic objectives set at the beginning of the year. To determine annual performance-based incentive amounts, the Compensation Committee of the Board of Directors of PFSI first sets a target level of performance-based incentive for each named executive officer for the fiscal year based on competitive market data. Each named executive officer’s potential performance-based incentive payout varies based on such individual’s level of responsibility and position within our organization. PFSI believes that ROE is an appropriate measure for annual performance-based incentives because it provides our named executive officers with an incentive to achieve favorable current results, while also producing sustainable long-term shareholder value.

Each named executive officer’s target annual incentive was contingent on meeting the annual financial and strategic goals. Failure to meet the minimum ROE financial performance threshold would result in no ROE incentive payout, while exceeding the ROE financial performance target would result in incentive payouts over target, subject to a maximum payout cap of 300% for the financial performance component and 150% for the strategic award component. The total maximum annual incentive payable in Fiscal 2025 was 255% of target, assuming all goals were achieved at maximum.

In Fiscal 2025, PFSI’s management delivered net income of $501.1 million, up from $311.4 million in Fiscal 2024, driven primarily by production volumes and a larger servicing portfolio resulting in greater profitability across each of these businesses. Return on equity for PFSI was 12.4% in Fiscal 2025 resulting in a performance incentive payout of 87.0% of target for the ROE component of the award. PFSI’s Compensation Committee also considered management’s execution of strategic objectives for the PFSI named executive officers and concluded that these objectives were achieved at levels between 75.0% and 100.0% of target for the strategic objective component of the award. Based on the overall assessment of PFSI’s Fiscal 2025 performance and the Chairman’s recommendations, PFSI’s Compensation Committee approved the annual performance-based incentive amounts for the PFSI named executive officers at an overall payout range of 83.4% to 90.9%.

2025 Long-Term Equity Awards Granted by PFSI

In determining the equity awards granted to the PFSI named executive officers in Fiscal 2025, PFSI’s Compensation Committee considered, among other factors, the recommendations of management and various reports provided by its independent compensation consultant. PFSI’s Compensation Committee also considered (i) the value of the proposed equity awards; (ii) the historical equity awards previously granted to each named executive officer and the corresponding values at the time of the consideration of the 2025 grants; (iii) the value of share grants to the PFSI named executive officers providing comparable services at our industry and sector peers; (iv) the anticipated contribution by PFSI’s named executive officers in future fiscal years, taking into account the role, responsibility and scope of each position and PFSI’s Compensation Committee’s perception regarding the quality of the services provided by each named executive officer in carrying out those responsibilities; (v) PFSI’s financial and operating performance in the past year and its perceived future prospects; (vi) the mix of equity awards to total compensation; and (vii) general market practices. PFSI’s Compensation Committee considered these multiple factors in determining whether to increase or decrease the target amounts from the prior year’s equity award grants. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each named executive officer. The share amounts were determined on a subjective basis, using the various factors, in PFSI’s Compensation Committee’s sole discretion. PFSI’s Compensation Committee provided long-term equity incentives for Fiscal 2025 to the PFSI named executive officers through the following target value mix of performance-based restricted share units, time-based restricted share units and stock options:

PFSI Long-Term Equity Incentives	Target Mix Percentage

Performance-Based Restricted Share Units	50%

Time-Based Restricted Share Units	25%

Stock Options	25%

38	| 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2025 Summary Compensation Paid by PFSI (1)

The following table presents compensation paid by PFSI, the parent company of our Manager, as of the end of Fiscal 2025 utilizing the methodology required by the SEC to report compensation in the “Summary Compensation Table.”

Name	Year	Salary ($)	Non-equity Incentive Plan Compensation ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
David A. Spector	2025	1,483,333	3,608,250	5,437,444	2,025,687	105,822	12,660,536
Doug Jones	2025	1,298,958	2,547,000	2,568,626	956,938	116,488	7,488,010
Daniel S. Perotti	2025	500,000	1,251,000	1,499,942	558,793	61,724	3,871,459
Derek W. Stark	2025	400,000	909,000	862,416	321,298	68,508	2,561,222

(1)

For complete information regarding the executive compensation paid by PFSI, shareholders should refer to the “2025 Summary Compensation Table” contained in the Definitive Proxy Statement of PFSI, which was filed with the SEC on April 20, 2026. Information in this table reflects all disclosed compensation paid by PFSI to its named executive officers who are also named executive officers of the Company, not just compensation attributable to their work on our behalf. Compensation paid by PFSI for Mr. Elbaum is not disclosed here as he was not a named executive officer for PFSI in Fiscal 2025.

2025 Compensation Program Overview

During Fiscal 2025, we did not have employment agreements with our named executive officers. We also did not provide pension or retirement benefits, perquisites or other personal benefits to our named executive officers. However, all unvested RSUs and PSUs granted under our 2019 Plan in Fiscal 2025 will vest immediately upon the termination of our management agreement between us and our Manager other than for cause (as defined in our management agreement); provided, that with respect to the PSUs, the payout level will be 100% or, if the annual performance period has concluded on or prior to such termination, actual performance for such annual performance period. We utilized long-term incentive compensation in the form of equity-based awards, which we issue under our 2019 Plan.

Cash Compensation

We do not pay any cash compensation to our named executive officers or to any other PFSI employees who support our business. Our named executive officers and other personnel who conduct our business are PFSI employees and, therefore, PFSI is responsible for all such cash compensation and for making decisions relating thereto based on such factors as it determines appropriate.

Equity-Based Compensation

Our Compensation Committee may, from time to time pursuant to our 2019 Plan, grant our named executive officers certain equity-based awards, including PSUs, RSUs and other awards based on our shares. These awards are designed to align the interests of our Manager and PFSI employees who provide services to us with those of our shareholders, by allowing such individuals to share in the creation of value for our shareholders through capital appreciation and dividends. These awards provide a further benefit to us by enabling PFSI to attract, motivate and retain talented individuals who are willing to undertake the risks and liability associated with serving as executive officers of a public company. These equity awards are generally subject to vesting requirements over a number of years and are designed to promote the retention of management and to achieve strong performance for our Company.

We believe our compensation policies are particularly appropriate since we are an externally managed REIT. REIT regulations require us to pay at least 90% of our taxable income to shareholders as dividends. As a result, we believe that our shareholders are principally interested in the generation of attractive risk-adjusted returns that result in dividends and book value growth.

Accordingly, we want to provide an incentive to our named executive officers that rewards success in achieving these goals. We believe that equity-based awards serve to align the interests of named executive officers with the interests of our shareholders in generating attractive risk-adjusted returns that drive dividends, book value growth and long-term performance.

| 2026 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS

2025 Compensation Decisions

On February 24, 2025, after consideration of our performance in light of the qualitative and quantitative performance measures set forth below and after consultation with senior management, our Compensation Committee approved the PSU and RSU grants to our named executive officers and PFSI employees who provide services to us under our management agreement and other related party agreements. Our Compensation Committee considers many factors, including (1) the results of the annual Say-on-Pay vote regarding the executive compensation of our named executive officers during the prior fiscal year; (2) our Chairman’s evaluation of our named executive officer’s performance in the preceding fiscal year; (3) the anticipated contribution by our named executive officer in the upcoming fiscal year, taking into account the role, responsibility and scope of each position and our Compensation Committee’s perception regarding the quality of the services provided by each named executive officer in carrying out those responsibilities; (4) the extent to which the long-term equity award grant value is within (or outside) a certain range of percentile levels for long-term equity award grants for comparable positions at our industry and sector peers (and whether it is at the lower or upper end of such range); (5) any extraordinary changes that have occurred (such as a significant change in responsibilities or a promotion); (6) the compensation earned by or granted to our named executive officers from PFSI, as well as the combined value of compensation earned from or granted by PFSI and our Company relative to peer compensation; (7) the value and potential value for our named executive officers of the other elements of our Company’s compensation program; (8) recommendations of PFSI and various reports provided by the independent compensation consultant; (9) our financial and operating performance in the past year and perceived future prospects; and (10) general market practices.

Our Compensation Committee considered these multiple factors in determining whether to increase or decrease the amounts of the prior year’s equity award grants. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each named executive officer. The equity award amounts granted to our named executive officers were determined on a subjective basis, using the various factors described above, in our Compensation Committee’s sole discretion.

Our Compensation Committee provided long-term equity incentives for Fiscal 2025 to our named executive officers through the following target value mix of performance-based RSUs and time-based RSUs:

PMT Long-Term Equity Incentives	Target Mix Percentage

Performance-Based Restricted Share Units	55%

Time-Based Restricted Share Units	45%

2025 Performance-Based Restricted Share Unit Grants

The Fiscal 2025 PSUs provided that the vesting will be contingent upon the achievement of two performance goal components with equal weighting, ROE and Relative TSR, as summarized below:

Fiscal 2025 Performance Goals and Rationale

PSU	2025	Rationale

Performance Metrics	• ROE • Relative TSR

•

Aligns with shareholder feedback supporting the use of having multiple performance goals

•

ROE measures a company’s profitability by representing how much profit a company generates in relation to the money equity holders have invested, including retained profits

•

We believe the Relative TSR metric aligns management incentives with shareholder goals of relative outperformance against a peer group

Performance Period	Three one-year performance periods	• Three one-year performance periods provides a measure of performance and achievement aligning with current financial objectives

Peer Group	Peer Group

•

Fiscal 2025 performance measured against the current peer group for the Relative TSR metric; future period performance for the Relative TSR metric measured against the peer group in place at the beginning of the annual performance period

40	| 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Measures for 2025 Performance-Based Restricted Share Unit Grants

A summary of the performance goals for our PSUs granted to our named executive officers in Fiscal 2025 is provided below:

2025 PSU Awards (Fiscal Years 2025-2027)
Component	Key Terms	Target	% of Total

Return on Equity

ROE is the amount of net income attributable to common shareholders expressed as a percentage of average monthly common shareholders’ equity. ROE = Net Income attributable to common shareholders for a fiscal year ÷ average monthly common shareholders’ equity. The performance measurement periods are 2025, 2026 and 2027. ROE payout opportunity exists annually and cumulatively. Less than a 6% ROE generates a zero payout, a 6% ROE generates a 50% payout and a 12% ROE or greater generates a 200% payout with a linear progression between those two endpoints. If ROE in year 1 or year 2 is less than 8% and cumulative ROE in years 1 and 2 is greater than 12%, or in years 1-3 is greater than 18%, cumulative ROE over the applicable 2- or 3-year period may be utilized to determine the award. The annual award is the greater of the amount determined under the annual approach or the cumulative approach. The cumulative approach may only be applied once during the three years. There is no lookback to a year that generated a payout greater than or equal to 100%

		8% cumulative, annualized ROE	50%

Relative Total Shareholder Return

Relative TSR will be measured based on the 30-day average closing market price based on trading days, adjusted for dividends, of the Company and each member of our peer group at the beginning and the end of each performance period. Peers that are bankrupt, liquidated or operating in bankruptcy will be treated as having a negative TSR; acquired companies will be removed from the peer group.

Less than a 20th percentile Relative TSR generates a zero payout, a 20th to 40th percentile Relative TSR generates a 50% of target payout, a 40th to 60th percentile Relative TSR generates a 100% of target payout, a 60th to 80th percentile Relative TSR generates a 150% of target payout and an 80th percentile or greater Relative TSR generates a 200% payout.

12/31/2024-12/31/2025 performance will be compared to the current peer group noted below; and future performance periods will be compared against the peer group in place at the beginning of the annual performance period.

2025 peer group: Adamas Trust, Inc., AGNC Investment Corp., Annaly Capital Management, Inc., Apollo Commercial Real Estate Finance, Inc., Arbor Realty Trust, Inc., ARMOUR Residential REIT, Inc., Blackstone Mortgage Trust, Inc., Chimera Investment Corporation, Dynex Capital Inc., Ellington Financial Inc., Invesco Mortgage Capital Inc., KKR Real Estate Finance Trust Inc., Ladder Capital Corp., MFA Financial, Inc., Redwood Trust, Inc., Rithm Capital Corp., Starwood Property Trust, Inc., and Two Harbors Investment Corp.

		40%-60% Relative TSR	50%

2025 Performance-Based Restricted Share Unit Design Considerations

Our Compensation Committee decided to maintain the same ROE performance measure goals associated with the Fiscal 2025 PSU awards as compared to the prior year awards. Accordingly, the ROE maximum performance measure threshold remained 12.0% in Fiscal 2025 and the maximum vesting level remained 200% of target if the maximum performance goal was achieved. In addition, our Compensation Committee decided to keep the Fiscal 2025 target ROE goal at 8% which is the same target as in Fiscal 2024, primarily due to macroeconomic conditions, regulatory uncertainties and past performance.

| 2026 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS

A summary of the performance measures and targets contained in the PSUs granted to our named executive officers during Fiscal 2025 is provided below and each of these awards is further described in the “2025 Grants of Plan-Based Awards” table:

Fiscal 2025 PSU Awards
	Performance Component	Threshold	Target	Maximum	% of Target	% of Maximum

Performance-Based Restricted Share Units	ROE (1)	6.0% - Cumulative Annualized ROE Payout = 50%	8.0% - Cumulative Annualized ROE Payout = 100%	12.0% - Cumulative Annualized ROE Payout = 200%	100%	200%
	Relative TSR (2)	20-40% Payout = 50%	40-60% Payout = 100%	80-100% Payout = 200%	100%	200%
					100%	200%

(1)	ROE = Net Income ÷ Average Monthly Common Shareholders’ Equity. Performance Measurement Period (1/1/2025 – 12/31/2027).
(2)

Relative TSR will be measured based on the 30-day average closing market price based on trading days, adjusted for dividends, of the Company and each member of the peer group at the beginning and the end of each performance period. Peers that are bankrupt, liquidated or operating in bankruptcy will be treated as having a negative TSR; acquired companies will be removed from the peer group.

Approximately 55% of the long-term equity incentive awards granted to our named executive officers were in the form of PSUs. During Fiscal 2025, our named executive officers were granted PSUs under our 2019 Plan in the following amounts:

Name	Target Number of PSUs	Grant Date Fair Value
David A. Spector	54,571	$769,997
Doug Jones	31,183	$439,992
Daniel S. Perotti	19,489	$274,990
Mark Elbaum	11,693	$164,988
Derek W. Stark	9,744	$137,488

With respect to the PSUs granted during Fiscal 2025 to our named executive officers, the performance measurement periods are the 2025, 2026 and 2027 fiscal years. Payout opportunity for these PSUs exists annually and cumulatively up to a maximum of 200% in any given year; provided, however, that we have satisfied the relevant performance goals and our named executive officer is providing services to our Company or an affiliate as of the applicable vesting date. Additional details regarding the threshold, target and maximum payouts for the PSUs are provided in the “2025 Grants of Plan-Based Awards Table” included in this Proxy Statement. Pursuant to our PSU award agreements, our PSUs vest in connection with certain qualifying termination events and, in certain instances, a change in control, as described further in the “Potential Payments upon Termination of Employment or Change-in-Control” section included in this Proxy Statement.

2025 Performance-Based Restricted Share Unit Performance – Actual Performance and Payouts

The PSU targets and payouts earned as of February 23, 2026 for the Fiscal 2025 performance period under the PSUs granted to our named executive officers in each of Fiscal 2023, Fiscal 2024 and Fiscal 2025 are reflected in the table below:

PSU Award	2025 Target	2025 Actual	PSU Payout

2023 PSU (FY 2023-2025)	ROE = 8% TSR = 40%-60%	ROE = 6.3% TSR = 50%	79.2%

2024 PSU (FY 2024-2026)	ROE = 8% TSR = 40%-60%	ROE = 6.3% TSR = 50%	79.2%

2025 PSU (FY 2025-2027)	ROE = 8% TSR = 40%-60%	ROE = 6.3% TSR = 50%	79.2%

42	| 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2025 Time-Based Restricted Share Unit Grants

Approximately 45% of the long-term equity incentive awards granted to our named executive officers were in the form of time-based RSUs. During Fiscal 2025, our named executive officers were granted RSUs under our 2019 Plan in the following amounts:

Name	Number of RSUs	Grant Date Fair Value

David A. Spector	44,649	$629,997

Doug Jones	25,513	$359,988

Daniel S. Perotti	15,946	$224,998

Mark Elbaum	9,567	$134,990

Derek W. Stark	7,973	$112,499

Subject to continued service through each vesting date, the RSUs granted to our named executive officers in Fiscal 2025 generally vest ratably over a three-year period beginning on the one-year anniversary of the grant date, and the dividend equivalents will be subject to vesting and forfeiture on the same terms and conditions as the underlying RSUs. Pursuant to our RSU award agreements, our RSUs vest in connection with certain qualifying termination events and, in certain instances, a change in control, as described further in the “Potential Payments upon Termination of Employment or Change-in-Control” section included in this Proxy Statement.

Executive Compensation Decision Making Process

Role of our Compensation Committee

Our Compensation Committee has overall responsibility for establishing the level of equity-based compensation for our named executive officers who provide services to us under our management agreement and other related party agreements. Members of our Compensation Committee are appointed by the Board. Currently, our Compensation Committee consists of three members of the Board, Mmes. Schultz, McAllister and Stewart, none of whom serve as our executive officers. Each of Mmes. Schultz, McAllister and Stewart qualifies as an independent trustee under the rules of the NYSE. See the section entitled “CORPORATE GOVERNANCE—Committees of the Board of Trustees.” Our Compensation Committee reviews and considers the compensation paid by PFSI to its employees when determining the level of equity-based compensation paid to our named executive officers who provide services to us under our management agreement and other related party agreements. The Chairman and Chief Executive Officer provides input for our Compensation Committee regarding the performance and appropriate compensation of the other named executive officers. Our Compensation Committee gives considerable weight to the Chairman and Chief Executive Officer’s evaluation of the other named executive officers because of his direct knowledge of each named executive officer’s performance and contributions.

The Role of the Outside Independent Compensation Consultant

Our Compensation Committee has the sole authority to retain, compensate and terminate any independent compensation consultant of its choosing in assessing our compensation program and determining the appropriate, competitive levels of compensation for our executive officers. Pursuant to such authority, our Compensation Committee utilized Pearl Meyer, as its independent compensation consultant during Fiscal 2025. Pearl Meyer has provided various services to our Compensation Committee since its engagement including the following:

•	Attended Compensation Committee meetings and prepared certain meeting materials in connection with such meetings;

•	Reviewed our peer group for executive compensation purposes and provided recommendations for changes to such peer group;

•	Evaluated the competitive positioning of our named executive officers’ long-term incentive compensation relative to our peer companies to support decision-making;

•	Advised on target award levels within the long-term incentive program and, as needed, on actual compensation actions;

•	Conducted a review of the competitive market data (including long-term incentive targets) for our named executive officers;

•	Assessed our executive compensation peer group and recommended changes as necessary;

•	Assessed compensation levels within our peer group for named executive officers and other executive officers;

| 2026 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS

•	Reviewed historical financial performance for peer group companies under metrics used in our long-term incentive plan;

•	Provided market research on various issues as requested by our Compensation Committee;

•	Consulted with our Compensation Committee regarding compensation strategy, internal communications related to equity compensation and compensation best practices;

•	Assisted in compensation plan designs and modifications, as requested;

•	Assessed whether our compensation programs might encourage inappropriate risk taking that could have a material adverse effect on us; and

•	Assisted with the preparation of this Compensation Discussion and Analysis for this Proxy Statement.

Assessment of Outside Independent Compensation Consultant Conflicts of Interest

Under rules promulgated by the SEC, our Compensation Committee must determine, after taking into account six independence-related factors, whether any work completed by a compensation consultant raised any conflict of interest. Factors considered by our Compensation Committee include the following six factors specified by the NYSE rules: (1) other services provided to us by the compensation consultant; (2) what percentage of the compensation consultant’s total revenue is made up of fees from us; (3) policies or procedures of the compensation consultant that are designed to prevent a conflict of interest; (4) any business or personal relationships between individual consultants involved in the engagement and Compensation Committee members; (5) any of our common shares owned by individual consultants involved in the engagement; and (6) any business or personal relationships between our executive officers and the compensation consultant or the individual consultants involved in the engagement. For Fiscal 2025, our Compensation Committee did not identify any conflict of interest with respect to Pearl Meyer.

Peer Group and Benchmarking

The Use of Peer Group and Competitive Market Data

On an annual basis, we engage in a comprehensive review of our peer companies with the independent compensation consultant. To assist in decision making regarding our compensation and benefits program, our management and our Compensation Committee review competitive market data from a “peer group” of publicly traded companies in specific industries in which we compete for executive talent, among other factors. The market data reviewed includes peer proxy data of companies similar in industry, size, structure, scope and sophistication. Proxy data was gathered from proxy statements and other publicly filed documents.

44	| 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

How We Establish our Peer Group

Our Compensation Committee reviewed its peer group used for evaluating compensation decisions based on objective criteria as presented in the table and discussion below and made no changes.

Objective Criteria Considered	Peer Group

•

Companies in the mortgage REIT industry

•

Companies with market capitalizations within a reasonable range of the Company

•

Companies with net income within a reasonable range of the Company

•

Companies with revenue within a reasonable range of the Company

•

Competitors for executive talent

•

Companies of comparable scope and complexity

•

Competitors for equity capital

•

Companies that identify us as their direct peers

•

Companies with similar pay practices

•

ADAMAS TRUST, INC.*

•

AGNC INVESTMENT CORP.

•

ANNALY CAPITAL MANAGEMENT, INC.

•

APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.

•

ARBOR REALTY TRUST, INC.

•

ARMOUR RESIDENTIAL REIT, INC.

•

BLACKSTONE MORTGAGE TRUST, INC.

•

CHIMERA INVESTMENT CORPORATION

•

DYNEX CAPITAL, INC.

•

ELLINGTON FINANCIAL INC.

•

INVESCO MORTGAGE CAPITAL INC.

•

KKR REAL ESTATE FINANCE TRUST INC.

•

LADDER CAPITAL CORP

•

MFA FINANCIAL, INC.

•

REDWOOD TRUST, INC.

•

RITHM CAPITAL CORP.

•

STARWOOD PROPERTY TRUST, INC.

•

TWO HARBORS INVESTMENT CORP.

* Formerly known as New York Mortgage Trust, Inc.

Given the relatively small number of externally managed REITs, we are limited in the number of companies that are appropriate peers for the Company. Our selection criteria included mortgage REITs and diversified REITs, and our goal is to identify peers that are industry relevant and publicly traded of similar market capitalization, assets and complexity. As part of our selection criteria, we prefer companies that have 0.5x to 3x the assets of the Company while considering similarity of market capitalization, revenue and net income.

Our Compensation Committee reviewed public mortgage and real estate investment companies that meet our qualitative and quantitative screening criteria including business comparability and executive compensation measures. Our Compensation Committee, after consulting with senior management and the independent outside compensation consultant, decided to make no changes to the peer group in Fiscal 2025 since our current peer group reflects our competitors in the industry that currently conduct similar businesses and have comparable scales of operations.

Compensation Policies and Practices As They Relate to Our Risk Management

We have designed our executive compensation program to reward strong financial and individual performance. We believe that this structure, as further explained below, minimizes risks resulting from compensation practices. Our Compensation Committee believes that its compensation policies and practices for our named executive officers do not create risks that are reasonably likely to have a material adverse effect on us. We believe that appropriate safeguards are in place with respect to our compensation program and policies that assist in mitigating excessive risk taking that could harm the value of our business or reward poor judgment by our executive officers. In that regard, our Compensation Committee requested assistance from the independent compensation consultant in reviewing our compensation policies and practices. Based on its review, our Compensation Committee concluded that our compensation policies and practices as they apply to our named executive officers are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not create risks that are reasonably likely to have a material adverse effect on our business.

As part of the review, numerous factors were noted that reduce the likelihood of excessive risk taking which include, but are not limited to, the following:

•	The compensation to our named executive officers consists solely of long-term equity awards in the form of PSUs and RSUs;

•	Our Compensation Committee has ultimate authority to determine, and adjust, if appropriate, compensation provided to our executive officers, including each of our named executive officers;

| 2026 Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS

•

Our Compensation Committee maintains clawback policies regarding the recoupment of incentive compensation that apply to all of our Section 16 officers and any other officer whose title is Senior Managing Director;

•	Our named executive officers are subject to share ownership guidelines that require a certain minimum level of share ownership; and

•	Our Compensation Committee has the authority to retain any advisor it deems necessary to fulfill its obligations.

Executive Share Ownership Guidelines

Our executive share ownership guidelines, which are approved by our Nominating and Corporate Governance Committee, are intended to further the objective of aligning the interests of our executive officers with those of our shareholders. These share ownership guidelines provide that our named executive officers and other executive officers should accumulate a minimum dollar amount of shares within five years from becoming an executive officer.

A summary of the share ownership guidelines is set forth in the following table:

Executive Officer Title	Share Ownership Guideline

Chief Executive Officer	$2,000,000

Other Executive Officers	$ 500,000

For purposes of the guidelines, share ownership includes common shares owned directly and RSUs. The types and amounts of share-based awards are intended, in part, to facilitate the accumulation of sufficient shares by our executive officers to allow them to meet the share ownership guidelines within the applicable timeline. Each executive officer is expected to meet the respective level of share ownership within five years of becoming subject to such guidelines. The Nominating and Corporate Governance Committee will annually review each executive officer’s compliance with or progress toward meeting the share ownership guidelines based on share ownership calculated using the average closing share price over the prior year. Each named executive officer who has been an executive officer for five years or more is in compliance with our share ownership guidelines.

Clawback Provisions

In September 2023, to comply with the requirements of the Dodd-Frank Act and the final NYSE listing rules our Compensation Committee adopted a clawback policy applicable to incentive-based compensation for current and former Section 16 officers as defined under the Exchange Act (the “SEC Clawback Policy”). Under the SEC Clawback Policy, if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, the Board will recover any erroneously awarded incentive-based compensation received by current or former Section 16 officers during the three completed fiscal years immediately preceding the date the Company determines that an accounting restatement is required. We have also adopted a separate clawback policy that applies to non-Section 16 officers whose title is Senior Managing Director, allowing for the recoupment of incentive compensation.

46	| 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Insider Trading, Anti-Pledging and Anti-Hedging Policies

We have adopted insider trading policies and procedures governing the purchase, sale and other dispositions of our securities applicable to trustees and officers and have implemented processes for the Company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as applicable listing standards. Our executive officers and trustees are required to obtain preclearance prior to entering into any transaction involving our securities. Trading is generally permitted only during open trading windows. Any such individuals who are subject to trading restrictions may enter into trading plans under
Rule 10b5-1
of the Exchange Act, but these trading plans may be entered into only during an open trading window and must be pre-approved
as well. Executive officers and trustees are restricted from pledging any of our securities or entering into margin accounts involving our securities. We restrict these transactions because of the potential that sales of our securities could occur outside trading periods and without the required pre-clearance
approval. In addition, our officers and trustees are restricted from entering into hedging transactions involving our securities.
The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to the insider trading policy filed as Exhibit 19.1 to our Annual Report on Form
10-K
for the year ended December 31, 2025. It is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in Company securities.
Policy and Practice Related to the Grant of Equity Awards

We do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In Fiscal 2025, no stock options were granted within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report with the SEC.

| 2026 Proxy Statement	47

COMPENSATION TABLES

Compensation Tables

2025 Summary Compensation Table*

We do not provide any of our named executive officers with any cash compensation or bonus, nor do we provide any named executive officers with pension benefits or nonqualified deferred compensation plans. We have not entered into any employment agreements with any person, and are not obligated to make any cash payments upon termination of employment or a change in control of the Company.

During Fiscal 2025, our named executive officers were granted long-term equity compensation in the form of RSUs and PSUs pursuant to our 2019 Plan. The “2025 Summary Compensation Table” below summarizes the annual compensation received by our named executive officers during Fiscal 2025, Fiscal 2024 and Fiscal 2023.

Name and Principal Position(1)	Year	Salary ($)(2)	Stock Awards ($)(2)	Total ($)

David A. Spector Chairman and Chief Executive Officer and Trustee	2025	-	1,399,994	1,399,994
	2024	-	999,987	999,987
	2023	-	999,987	999,987

Doug Jones Trustee, President and Chief Mortgage Banking Officer	2025	-	799,980	799,980
	2024	-	599,990	599,990
	2023	-	499,987	499,987

Daniel S. Perotti Senior Managing Director and Chief Financial Officer	2025	-	499,988	499,988
	2024	-	499,986	499,986
	2023	-	499,987	499,987

Mark Elbaum Senior Managing Director and Chief Capital Markets Officer	2025	-	299,978	299,978

Derek W. Stark Senior Managing Director, Chief Legal Officer and Secretary	2025	-	249,987	249,987
	2024	-	174,977	174,977
	2023	-	174,980	174,980

*

The columns for “Bonus,” “Option Awards,” “Non-Equity Incentive Plan Compensation,” “Change in Pension Value and Nonqualified Deferred Compensation Earnings,” and “All Other Compensation” have been omitted because they are not applicable.

(1)	Named executive officer titles are as of December 31, 2025.
(2)

The amounts in this column represent the full grant date fair value, as determined in accordance with ASC 718, of the PSUs and/or RSUs granted to our named executive officers in Fiscal 2025, Fiscal 2024 and Fiscal 2023 pursuant to our 2019 Plan. For Fiscal 2025, the amount shown for PSUs is based on the probable outcome of the applicable performance conditions on the grant date and includes PSUs awarded on February 24, 2025. PSUs awarded on February 24, 2025 were in the target amounts of 54,571 shares for Mr. Spector, 31,183 shares for Mr. Jones, 19,489 shares for Mr. Perotti, 11,693 shares for Mr. Elbaum, and 9,744 shares for Mr. Stark. The value of the PSUs awarded on February 24, 2025, assuming that the highest level of performance conditions will be achieved, is $1,539,994 for Mr. Spector, $879,984 for Mr. Jones, $549,980 for Mr. Perotti, $329,976 for Mr. Elbaum, and $274,976 for Mr. Stark. For more information on the assumptions used in our estimates of value, please refer to Note 22—Share-Based Compensation in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 18, 2026.

48	| 2026 Proxy Statement

COMPENSATION TABLES

2025 Grants of Plan-Based Awards*

The following table provides information about plan-based awards granted under our 2019 Plan to our named executive officers in Fiscal 2025.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Equity Awards ($)(3)
		Threshold (#)	Target (#)	Maximum (#)
David A. Spector

RSU	2/24/2025				44,649	629,997

PSU	2/24/2025	27,285	54,571	109,142		769,997
Doug Jones

RSU	2/24/2025				25,513	359,988

PSU	2/24/2025	15,591	31,183	62,366		439,992
Daniel S. Perotti

RSU	2/24/2025				15,946	224,998

PSU	2/24/2025	9,744	19,489	38,978		274,990
Mark Elbaum

RSU	2/24/2025				9,567	134,990

PSU	2/24/2025	5,846	11,693	23,386		164,988
Derek W. Stark

RSU	2/24/2025				7,973	112,499

PSU	2/24/2025	4,872	9,744	19,488		137,488

*

The columns for “Estimated Future Payouts Under Non-Equity Incentive Plan Awards,” “All Other Option Awards: Number of Securities Underlying Options,” and “Exercise or Base Price of Option Awards” have been omitted because they are not applicable.

(1)

Represents the potential payout range of PSUs granted in Fiscal 2025. Awards vest based on our ROE and Relative TSR for the fiscal year that ended immediately before such vesting date. Target was 100% of the granted Fiscal 2025 PSUs and the maximum award amount was 200% of the granted Fiscal 2025 PSUs. In addition to the performance conditions, our named executive officers are subject to time-based service conditions, with the awards vesting in equal installments for a three-year period commencing on the one-year anniversary of the grant date.

(2)

Reflects the number of RSUs granted to our named executive officer on February 24, 2025. These RSUs vest in equal annual installments for a three-year period commencing on the one-year anniversary of the grant date.

(3)

The grant date fair value of an RSU shown in this column is determined in accordance with ASC 718. The amounts reported in this column with respect to PSUs are based on the probable outcome of the applicable performance conditions. For more information on the assumptions used in our estimates of value, please refer to Note 22—Share-Based Compensation in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 18, 2026.

| 2026 Proxy Statement	49

COMPENSATION TABLES

2025 Outstanding Equity Awards at Fiscal Year-End*

The following table provides information about outstanding equity awards held by our named executive officers as of the end of Fiscal 2025.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock Granted That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock Granted That Have Not Vested ($)(2)	Equity Incentive Plan Awards; Number of Unearned Shares or Units of Stock Granted That Have Not Vested (#)		Equity Incentive Plan Awards; Market Value of Unearned Shares or Units of Stock Granted That Have Not Vested ($)(2)

David A. Spector	2/24/2025	44,649	560,345

	2/24/2025			54,571	(3)	684,866

	3/12/2024	20,892	262,195

	3/12/2024			25,534	(4)	320,452

	2/28/2023	11,512	144,476

	2/28/2023			11,138	(5)	139,782

Doug Jones	2/24/2025	25,513	320,188

	2/24/2025			31,183	(3)	391,347

	3/12/2024	12,535	157,314

	3/12/2024			15,320	(4)	192,266

	2/28/2023	5,756	72,238

	2/28/2023			5,569	(5)	69,891

Daniel S. Perotti	2/24/2025	15,946	200,122

	2/24/2025			19,489	(3)	244,587

	3/12/2024	10,446	131,097

	3/12/2024			12,767	(4)	160,226

	2/28/2023	5,756	72,238

	2/28/2023			5,569	(5)	69,891

Mark Elbaum	2/24/2025	9,567	120,066

	2/24/2025			11,693	(3)	146,747

Derek W. Stark	2/24/2025	7,973	100,061

	2/24/2025			9,744	(3)	122,287

	3/12/2024	3,656	45,883

	3/12/2024			4,468	(4)	56,073

	2/28/2023	2,015	25,288

	2/28/2023			1,949	(5)	24,460

*

The columns for “Option Awards,” “Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options—Exercisable,” “Number of Securities Underlying Unexercised Options—Unexercisable,” “Option Exercise Price,” and “Option Expiration Date” have been omitted because they are not applicable.

(1)

Reflects RSUs granted to each named executive officer, which units vest in equal annual installments for a three-year period commencing on the one-year anniversary of the respective grant date for awards granted in Fiscal 2023, Fiscal 2024 and Fiscal 2025.

(2)	Per share value of stock awards is $12.55 based on the closing price of the common shares on the NYSE on December 31, 2025.
(3)

The indicated number of unearned units consists entirely of the PSUs with a performance period that ends on December 31, 2027 and is described above under the heading “—2025 Compensation Decisions.” The number of PSUs is shown at target.

(4)	The indicated number of unearned units consists entirely of the PSUs with a performance period that ends on December 31, 2026. The number of PSUs is shown at target.
(5)	The indicated number of unearned units consists entirely of the PSUs with a performance period that ends on December 31, 2025. The number of PSUs is shown at actual attainment of 79.2%.

50	| 2026 Proxy Statement

COMPENSATION TABLES

2025 Stock Vested*

The following table sets forth certain information with respect to our named executive officers regarding the vesting of RSUs and PSUs during Fiscal 2025.

	Stock Awards(1)

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

David A. Spector	65,929	934,404

Doug Jones	35,031	496,549

Daniel S. Perotti	30,716	435,527

Mark Elbaum	—	—

Derek W. Stark	11,534	163,470

*	The columns for “Option Awards” have been omitted because they are not applicable.
(1)

Amounts reported in these columns consist of RSUs and PSUs. If the named executive officer sold a portion of the common shares acquired upon vesting of RSUs and PSUs to satisfy the tax obligation with respect to such vesting, the number of common shares acquired is less than the amount shown. The number of common shares acquired and the value realized on vesting as reflected in this column have not been reduced to reflect the sale of common shares to satisfy any tax obligations. The following table shows the allocation of RSUs and PSUs that vested in Fiscal 2025.

	PSUs(a)		RSUs(b)

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(c)

David A. Spector	34,393	483,910	31,536	450,494

Doug Jones	18,219	256,341	16,812	240,208

Daniel S. Perotti	15,906	223,797	14,810	211,730

Mark Elbaum	—	—	—	—

Derek W. Stark	6,017	84,659	5,517	78,811

(a)

The payout percentages for PSUs that vested as of February 24, 2025, for the Fiscal 2024 performance period under the PSUs granted to our named executive officers in each of Fiscal 2022, Fiscal 2023 and Fiscal 2024 were 110.2%, 80.1%, and 80.1%, respectively.

(b)	Amounts reported in this column represent RSU awards that vested on February 25, 2025, February 28, 2025, and March 12, 2025.
(c)

The value realized on vesting is calculated by multiplying the number of common shares received upon the vesting of RSUs or PSUs by the fair market value of our common shares on the respective vesting dates.

2025 Pension Benefits

The table for “Pension Benefits” has been omitted because it is not applicable. We do not provide any of our named executive officers with any pension plans or benefits.

2025 Nonqualified Deferred Compensation

The table for “Nonqualified Deferred Compensation” has been omitted because it is not applicable. We do not provide any of our named executive officers with any nonqualified deferred compensation plans or benefits.

| 2026 Proxy Statement	51

COMPENSATION TABLES

Potential Payments upon Termination of Employment or Change-in-Control

None of our named executive officers has the right to receive severance payments from us and we are not required to make payments to a named executive officer upon a change in control of the Company.

Pursuant to the terms of our PSU agreement for PSUs granted prior to Fiscal 2025 but outstanding in Fiscal 2025:

•

Upon an executive officer’s termination of service due to retirement, PSUs outstanding for more than nine-months may continue to vest and be payable after the retirement date in accordance with the original terms of the PSU; provided, however, PSUs outstanding for more than nine months but less than one year will vest and be settled on a pro rata basis.

•

Upon an executive officer’s termination of service due to death, PSUs outstanding for more than one month will vest on a pro rata basis, based on the Company’s cumulative performance achievement during the performance period and through the most recent fiscal quarter end at a level that does not exceed 100% payout if such termination occurs prior to the end of the performance period, and any remaining PSUs will be forfeited.

•

Upon an executive officer’s termination of service due to disability, PSUs outstanding for more than one month will vest on a pro rata basis, and the number of shares earned will be at a level that does not exceed 100% payout if such termination occurs prior to the end of the performance period, and any remaining PSUs will be forfeited.

•	Upon an executive officer’s termination of service other than for cause, any PSU not previously vested will become fully vested, with performance conditions deemed fully achieved.

•	Upon a termination of service for any other reason, a PSU is generally subject to forfeiture.

•

Upon a change in control, any PSU not previously vested will become fully vested if the executive officer’s service is terminated by us (other than for cause) as a result of or in connection with such change in control; provided, however, that if our common shares cease to be publicly traded on an established securities market in connection with such change in control, and if a pro rata portion of any of the performance goals have been satisfied as of the change in control, then a corresponding pro rata portion of such PSUs will become vested as of such change in control. With respect to any other PSU outstanding after a change in control, the PSUs will convert to time-based RSUs unless the Board can determine comparable new performance goals based upon the business of the acquiring or surviving entity.

Pursuant to the terms of our PSU award agreement for PSUs granted in Fiscal 2025:

•

Upon an executive officer’s termination of service due to retirement and the service was not terminated due to cause, then the PSUs may continue to vest and be payable after the retirement date in accordance with the original terms of the PSUs.

•

Upon an executive officer’s termination of service due to death and the service was not terminated due to cause, PSUs outstanding for more than one month will vest on a pro rata basis, based on the Company’s cumulative performance achievement during the performance period through the most recent fiscal quarter end at a level that does not exceed 100% payout if such termination occurs prior to the end of the performance period (on a pro rata basis), and any remaining PSUs will be forfeited.

•

Upon an executive officer’s termination of service due to disability and the service was not terminated due to cause, PSUs outstanding for more than one month will vest on a pro rata basis, and the number of shares earned will be at a level that does not exceed 100% payout if such termination occurs prior to the end of the performance period (on a pro rata basis), and any remaining PSUs will be forfeited.

•

Upon the termination of our management agreement between us and our Manager other than for cause (as defined in our management agreement), any PSU not previously vested will become fully vested, with performance conditions deemed fully achieved at 100% payout; provided, however, if an annual performance period has concluded on or prior to such termination of service, then the performance conditions will be determined based on actual performance for such annual performance period.

•	Upon a termination of service for any other reason, a PSU is generally subject to forfeiture.

•

Upon a change in control, any PSU not previously vested will become fully vested at a 100% payout if the executive officer’s service is terminated during the two-year period commencing on the date of such change in control (i) by us (other than for cause) or (ii) by the executive officer due to a voluntary termination of services after the age of sixty (60) with at least ten (10) years of combined service; provided, however, that if an annual performance period has concluded on or prior to such

52	| 2026 Proxy Statement

COMPENSATION TABLES

termination, the performance conditions for that period will be determined based on actual performance. In addition, if our common shares cease to be readily tradable on an established securities market in connection with such change in control, then any PSUs not previously vested will become fully vested at a 100% payout upon such change in control. If our common shares continue to be readily tradable on an established securities market in connection with such change in control, and if a pro rata portion of any of the performance goals have been satisfied as of the change in control, as determined by the Board in its sole discretion, then a corresponding pro rata portion of such PSUs will become vested as of such change in control. With respect to any other PSU outstanding after a change in control, the PSUs will vest at 100% payout and convert to time-based RSUs unless the Board can determine comparable new performance goals based upon the business of the acquiring or surviving entity.

Pursuant to our RSU award agreement for RSUs granted prior to Fiscal 2025, but outstanding in Fiscal 2025:

•

Upon an executive officer’s retirement, RSUs outstanding for more than nine months may continue to vest and be settled according to the original terms of the RSU; provided, however, RSUs outstanding for more than nine months but less than one year will vest and be settled on a pro rata basis.

•	Upon an executive officer’s termination of service other than for cause, or due to the executive officer’s death or permanent disability, any RSU not previously vested will become fully vested.

•	Upon a termination of service for any other reason, an RSU is generally subject to forfeiture.

•

Upon a change in control, any RSU not previously vested will become fully vested if our named executive officer’s service is terminated by us (other than for cause) as a result of or in connection with such change in control; provided, however, that if our common shares cease to be publicly traded on an established securities market in connection with such change in control, then any RSUs not previously vested will become fully vested irrespective of any such termination of service.

Pursuant to our RSU award agreement for RSUs granted in Fiscal 2025:

•	Upon an executive officer’s retirement, RSUs may continue to vest and be settled according to the original terms of the RSUs.

•

Upon (i) an executive officer’s termination of service due to death or disability (as defined in the RSU award agreement) and such termination of services was for any reason other than for cause or (ii) the termination of our management agreement between us and our Manager other than for cause (as defined in our management agreement), any RSU not previously vested will become fully vested.

•	Upon a termination of service for any other reason, an RSU is generally subject to forfeiture.

•

Upon a change in control, any RSU not previously vested will become fully vested if our named executive officer’s service is terminated during the two-year period commencing on the date of such change in control (i) by us (other than for cause) or (ii) by the executive officer due to a voluntary termination of services after the age of sixty (60) with at least ten (10) years of combined service; provided, however, that if our common shares cease to be readily tradable on an established securities market in connection with such change in control, then any RSUs not previously vested will become fully vested irrespective of any such termination of service.

The term of our management agreement expires on December 31, 2029, subject to automatic renewal for additional 18-month periods, unless terminated earlier in accordance with the terms of the agreement. Assuming that the triggering event took place on December 31, 2025, the value of the RSUs and PSUs that vest for each named executive officer would be the same as the respective values set forth in the table presented in the section entitled “2025 Outstanding Equity Awards at Fiscal Year-End.”

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is comprised solely of the following independent trustees: Mmes. Schultz, McAllister and Stewart. None of them has ever served as an officer or employee for us or any of our affiliates or has any other business relationship or affiliation with us, except their service as a trustee. During Fiscal 2025, none of our executive officers served as a director, trustee or a member of the compensation committee of another entity, one of whose executive officers was a trustee or a member of our Compensation Committee.

| 2026 Proxy Statement	53

CEO PAY RATIO

CEO Pay Ratio

Per Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are not providing a CEO Pay Ratio table since we did not have any employees at the end of Fiscal 2025. We are managed by our Manager, a registered investment adviser, and an affiliate of PFSI. In addition, our loan production and servicing activities are performed by our Servicer, an affiliate of PFSI.

54	| 2026 Proxy Statement

SEC PAY VERSUS PERFORMANCE

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
we are disclosing information about the relationship between “Compensation Actually Paid” and the financial performance of our Company. This disclosure does not necessarily align with how we view the relationship between the Company’s performance and named executive officer compensation. The below table shows Compensation Actually Paid to our CEO and other named executive officers as calculated by adjusting the Summary Compensation Table total amounts for the applicable year.

Year	Summary Compensation for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation for Other Named Executive Officers (3)	Average Compensation Actually Paid to Other Named Executive Officers (4)	Value of Initial Fixed $100 Investment Based On:		Net Income	Return on Equity (6)
					PMT Total Shareholder Return (5)	Peer Group Total Shareholder Return (5)

2025	$1,399,994	$1,508,977	$462,484	$496,331	$129.6	$139.7	$86.1 Million	6.3%

2024	$999,987	$753,675	$374,986	$125,899	$114.4	$110.8	$119.2 Million	8.4%

2023	$999,987	$1,678,774	$434,986	$694,272	$120.9	$105.3	$157.8 Million	11.1%

2022	$999,987	$649,981	$393,732	$262,972	$88.8	$90.3	$(115.1) Million	-7.2%

2021	$999,981	$158,201	$424,977	$110,650	$108.6	$112.8	$25.9 Million	1.3%

(1)
Mr. Spector was our principal executive officer (“CEO”) for all years shown. The amounts reported are the amounts of total compensation reported for our CEO for each corresponding year in the “Total” column of the Summary Compensation Table in each applicable year.

(2)
The amount reported represent the Compensation Actually Paid to our CEO, computed in accordance with Item 402(v) of Regulation
S-K,
but do not reflect the actual amount of compensation earned by or paid to our CEO in the applicable year. Compensation Actually Paid is calculated by making the following adjustments to the Summary Compensation Table amounts for our CEO:

Adjustments to Determine Compensation “Actually Paid” for the CEO
(7)

2025

SUMMARY COMPENSATION - CEO	$1,399,994

• Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table	($1,399,994)

• Fair Value of Equity Awards Granted during the Fiscal Year that Remain Unvested as of Fiscal Year-End	$1,291,809

• Change in Fair Value of Prior Fiscal Year-End Equity Awards that were Unvested as of Fiscal Year-End	$(97,770)

• Change in Fair Value of Prior Fiscal Year-End Equity Awards that Vested during Fiscal Year	$104,340

• Change in Fair Value of Prior Fiscal Year-End Equity Awards that were Forfeited during Fiscal Year	-

• Dividends paid during Fiscal Year before Vesting Date of Equity Awards	$210,598

COMPENSATION ACTUALLY PAID - CEO	$1,508,977

ADJUSTMENTS FROM SUMMARY COMPENSATION	$108,984

(3)
The amounts reported represent the average of the amounts reported for the Company’s named executive officers as a group (excluding our CEO), in the “Total” column of the Summary Compensation Table in each applicable year. The executive officers used to calculate the other named executive officers’ average in each year include Messrs. Jones, Fartaj, Chang (Andrew) and Perotti for 2021; Messrs. Jones, Fartaj, Perotti and Stark for 2022; Messrs. Jones, Fartaj, Perotti, Stark and Chang (William) for 2023; Messrs. Jones, Perotti, Stark, Follette and Chang (William) for 2024; and Messrs. Jones, Perotti, Elbaum and Stark for 2025.

(4)
The amounts reported represent the average Compensation Actually Paid to the other named executive officers other than our CEO as a group, computed in accordance with Item 402(v) of Regulation
S-K.
The amounts do not reflect the actual average amount of compensation earned by or paid to such other named executive officers as a group in the applicable year. Compensation Actually Paid is calculated by making the following adjustments to the Summary Compensation Table amounts for the other named executive officers:

| 2026 Proxy Statement	55

SEC PAY VERSUS PERFORMANCE

Adjustments to Determine Average Compensation “Actually Paid” for the Other Named Executive Officers
(7)

2025

SUMMARY COMPENSATION – OTHER NAMED EXECUTIVE OFFICERS	$462,484

• Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table	($462,484)

• Fair Value of Equity Awards Granted during the Fiscal Year that Remain Unvested as of Fiscal Year-End	$426,746

• Change in Fair Value of Prior Fiscal Year-End Equity Awards that were Unvested as of Fiscal Year-End	($29,553)

• Change in Fair Value of Prior Fiscal Year-End Equity Awards that Vested during Fiscal Year	$30,629

• Change in Fair Value of Prior Fiscal Year-End Equity Awards that were Forfeited during Fiscal Year	$-

• Dividends paid during Fiscal Year before Vesting Date of Equity Awards	$68,509

COMPENSATION ACTUALLY PAID – OTHER NAMED EXECUTIVE OFFICERS	$496,331

ADJUSTMENTS FROM SUMMARY COMPENSATION	$33,846

(5)
Based on initial investment of $100 on December 31, 2020 and a cumulative Total Shareholder Return (Fiscal Year 2021 = 8.6%, Fiscal Year 2022 =
-18.2%,
Fiscal Year 2023 = 36.2%, Fiscal Year 2024 =
-5.4%
and Fiscal Year 2025 = 13.3%). The TSR Peer Group is the Dow Jones U.S. Mortgage REIT Index (Fiscal Year 2021 = 12.8%, Fiscal Year 2022 =
-19.9%,
Fiscal Year 2023 = 16.6%, Fiscal Year 2024 = 5.2% and Fiscal Year 2025 = 26.1%). We replaced the Bloomberg REIT Mortgage Index used in previous years with the Dow Jones U.S. Mortgage REIT Index because the Bloomberg REIT Mortgage Index was discontinued by the third-party index service provider in 2024. The previous returns of the Bloomberg REIT Mortgage Index were: (Fiscal Year 2021 = 17.6%, Fiscal Year 2022 =
-24.4%
and Fiscal Year 2023 = 14.5%).

(6)	Our Company Selected Measure is Return on Equity, which is calculated as Net Income attributable to common shareholders for a fiscal year divided by average monthly common shareholders’ equity.
(7)
The fair values in the tables above have been computed in accordance with the methodology used for financial reporting purposes and, as applicable for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

Most Important Financial Performance Measures

Our Compensation Committee utilizes several performance measures and factors to align executive compensation with Company performance not reflected in the Pay Versus Performance table or the Compensation Actually Paid measures. In our assessment, the most important financial performance measures used to link Compensation Actually Paid to our CEO and other named executive officers were:

Return on Equity	Net Income	Relative Total Shareholder Return

56	| 2026 Proxy Statement

SEC PAY VERSUS PERFORMANCE

Compensation Actually Paid Compared to Financial Performance Measures

The graphs demonstrate the relationship between Compensation Actually Paid compared to TSR, Net Income and ROE since December 31, 2020.
Compensation Actually Paid and Company and Peer Group TSR
(1)

Compensation Actually Paid and Net Income

Compensation Actually Paid and ROE

(1)
TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year is the closing price on December 31, 2020.

| 2026 Proxy Statement	57

PROPOSAL 3—ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

Proposal 3—Advisory (Non-Binding) Vote to Approve Executive Compensation

As required pursuant to Section 14A of the Exchange Act, we are presenting a proposal that gives shareholders the opportunity to cast an advisory (non-binding) vote on our executive compensation for named executive officers by voting for or against it. We currently present such proposals annually, and we expect the next proposal will be presented next year. At our 2025 annual meeting of shareholders, approximately 93% of the shareholders voting on our Say-on-Pay proposal voted for the proposal. We believe that this vote result was positively impacted by our transparency regarding the executive compensation paid to our executive officers by PFSI, which includes our Manager, our Servicer and their affiliates. We believe that our shareholders’ ability to provide input with respect to our executive compensation practices and disclosure continues to be an important element of good corporate governance, and will continue to consider the results of our Say-on-Pay vote in making our compensation decisions.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS AN ADVISORY (NON-BINDING) VOTE “FOR” THE FOLLOWING RESOLUTION APPROVING OUR EXECUTIVE COMPENSATION:

“RESOLVED, that the compensation paid to PennyMac Mortgage Investment Trust’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, the compensation tables and any narrative discussion in this Proxy Statement, is hereby APPROVED.”

Supporting Statement

We do not pay or accrue any annual base salaries or cash bonuses to our named executive officers. Rather, in our discretion, we may grant equity-based awards, which are designed to align the interests of named executive officers with the interests of our shareholders in generating attractive risk-adjusted returns and growing book value over time. We believe equity-based awards align these interests by allowing our named executive officers to share in the creation of value for our shareholders through capital appreciation and dividends.

These equity awards are generally subject to vesting requirements over a number of years, and they are designed to promote the retention of management and the achievement of high financial and individual performance. These awards provide a further benefit to us by enabling PFSI, and its affiliates, including our Manager and Servicer, to attract, motivate and retain highly talented executive leaders who are incented to implement strategies that will enhance our long-term performance and promote growth in dividends and book value.

We encourage our shareholders to read the section in this Proxy Statement entitled “Compensation Discussion and Analysis,” in which we describe in greater detail our compensation program, objectives and policies for our named executive officers. For the reasons described therein and above, we recommend that our shareholders endorse our compensation program for named executive officers. While our Board intends to carefully consider the shareholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

58	| 2026 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

Each of our executive officers is also an executive officer of PFSI and one or more of its subsidiaries, including our Manager and our Servicer, and each of our executive officers holds an ownership interest in PFSI. In addition, Mr. Spector and Mr. Jones serve on PFSI’s Board of Directors. This section discusses certain direct and indirect relationships and transactions involving us and certain persons related to us since January 1, 2025.

Management Agreement

We are externally managed and advised by our Manager pursuant to a management agreement that was executed on December 16, 2024, as amended. Pursuant to the terms of our management agreement, our Manager manages our assets and investment strategies. For its management services, our Manager collects a base management fee and may collect a performance incentive fee. The base management fee is payable quarterly and in arrears and the performance incentive fee is payable annually and in arrears. The purpose of the fee structure is to align the base and performance incentive components of the management fee with our investment strategies. Our management agreement expires, unless terminated earlier in accordance with the terms of the agreement, on December 31, 2029, subject to automatic renewal for additional 18-month periods.

The base management fee is calculated at a defined annualized percentage of “shareholders’ equity.” Our “shareholders’ equity” is defined as the sum of the net proceeds from any issuances of our equity securities since our inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance); plus our retained earnings at the end of the second month of the quarter; less any amount that we pay for repurchases or redemptions of our equity securities (allocated on a pro rata daily basis for such repurchases and redemptions during the fiscal quarter of any such repurchases or redemptions); and excluding one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between our Manager and us.

Pursuant to the terms of our management agreement, the base management fee is equal to the sum of (i) 1.5% per year of shareholders’ equity up to $2 billion, (ii) 1.375% per year of shareholders’ equity in excess of $2 billion, up to $5 billion, and (iii) 1.25% per year of shareholders’ equity in excess of $5 billion. The base management fee is paid in cash.

The performance incentive fee is calculated at a defined annualized percentage of the amount by which “net income,” exceeds certain levels of annualized return on our common shareholders’ equity. For the purpose of determining the amount of the performance incentive fee, “net income” is defined as net income or loss attributable to our common shareholders computed in accordance with GAAP and adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges determined after discussions between our Manager and us. For this purpose, common shareholders’ equity is defined as our shareholders’ equity less the average GAAP accounting value of our preferred equity. Our “preferred equity” means all classes of our shares receiving preferences over the common shares.

The performance incentive fee is calculated annually and escalates as net income (stated as a percentage of return on common shareholders’ equity) increases over certain thresholds. On each calculation date, the threshold amount represents a stated return on common shareholders’ equity, subject to a “high watermark” adjustment. The performance fee is equal to: (a) 10% of the amount by which net income for the quarter exceeds (i) an 8% return on average common shareholder equity during the period plus the high watermark, up to (ii) a 12% return on average common shareholders’ equity; plus (b) 15% of the amount by which net income for the quarter exceeds (i) a 12% return on average common shareholders’ equity during the period plus the high watermark, up to (ii) a 16% return on average common shareholders’ equity; plus (c) 20% of the amount by which net income for the quarter exceeds a 16% return on average common shareholders’ equity plus the high watermark.

The “high watermark” is the annual adjustment that reflects the amount by which the net income (stated as a percentage of return on common shareholders’ equity) in that fiscal year exceeds or falls short of the lesser of 8% and the average Fannie Mae MBS Yield (the target yield) for such fiscal year. If the net income is lower than the target yield, the high watermark is increased by the difference. If the net income is higher than the target yield, the high watermark is reduced by the difference. Each time a performance incentive fee is earned, the high watermark returns to zero. As a result, the threshold amount required for our Manager to earn a performance incentive fee is adjusted cumulatively based on the performance of our net income over (or under) the target yield, until the net income in excess of the target yield exceeds the then-current cumulative high watermark amount, and a performance incentive fee is earned. The high watermark is calculated based on the two years preceding the fiscal year for which the incentive fee is calculated, and the high watermark shall never be less than zero after including all high watermark increases and high watermark decreases over any such rolling two fiscal year period. The performance incentive fee may be paid in cash or in our common shares (subject to a limit of no more than 50% paid in common shares), at our option.

| 2026 Proxy Statement	59

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under our management agreement, our Manager is entitled to expense reimbursement, including third-party expenses, incurred on our behalf, it being understood that our Manager and its affiliates shall allocate a portion of their personnel’s time to provide certain legal, tax, accounting, internal audit and investor relations services for our direct benefit and for which our Manager shall be reimbursed in an amount that is determined annually. We are required to pay our and our subsidiaries’ pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of our Manager and its affiliates required for our and our subsidiaries’ operations. These expenses will be allocated between us and our Manager based on the percentage of resources used by our Manager in connection with its investment management activities as determined by our Manager in its reasonable and good faith discretion, as calculated at each fiscal quarter end. Our Manager may be entitled to a termination fee under certain circumstances. Specifically, the termination fee is payable for (1) our termination of our management agreement without cause, (2) our Manager’s termination of our management agreement upon a default by us in the performance of any material term of the agreement that has continued uncured for a period of 30 days after receipt of written notice thereof, or (3) our Manager’s termination of the agreement after the termination by us without cause (excluding a non-renewal) of our MBS agreement, our MSR recapture agreement or our servicing agreement (each as described and/or defined below). The termination fee is equal to three times the sum of (a) the average annual base management fee and (b) the average annual performance incentive fee earned by our Manager during the 24-month period immediately preceding the date of termination.

We may terminate our management agreement without the payment of any termination fee under certain circumstances, including, among other circumstances, uncured material breaches by our Manager of the management agreement, upon a change in control of our Manager (defined to include a 50% change in the shareholding of our Manager in a single transaction or related series of transactions) or upon the termination of our MBS agreement, our MSR recapture agreement or our servicing agreement by our Servicer without cause.

Our management agreement also provides that, prior to the undertaking by our Manager or its affiliates of any new investment opportunity or any other business opportunity requiring a source of capital with respect to which our Manager or its affiliates will earn a management, advisory, consulting or similar fee, our Manager shall present to us such new opportunity and the material terms on which our Manager proposed to provide services to us before pursuing such opportunity with third parties.

Our Manager earned approximately $27.6 million in base management fees, zero in performance incentive fees and we reimbursed our Manager for $31.6 million of expenses incurred on our behalf in Fiscal 2025 in connection with work performed under the terms of the management agreement in effect as of Fiscal 2025.

Servicing Agreement

We have entered into servicing agreements with our Servicer, or the service agreements, executed on December 16, 2024, as amended, pursuant to which our Servicer provides subservicing for our portfolios of residential mortgage loans and mortgage servicing rights, or MSRs. Such servicing and subservicing provided by our Servicer includes collecting principal, interest and escrow account payments, if any, with respect to mortgage loans, as well as managing loss mitigation, which may include, among other things, collection activities, loan workouts, modifications, foreclosures and short sales. The term of our servicing agreement expires on December 31, 2029, subject to automatic renewal for additional 18-month periods, unless terminated earlier in accordance with the terms of the agreement.

The base servicing fee rates for mortgage loans subserviced by our Servicer on our behalf are calculated through a monthly per-loan dollar amount, with the actual dollar amount for each mortgage loan based on whether the mortgage loan is a fixed-rate or adjustable-rate loan. The base servicing fee rates for mortgage loans subserviced on our behalf are $7.00 per month for fixed-rate mortgage loans and $8.00 per month for adjustable-rate mortgage loans. To the extent that these mortgage loans become delinquent, our Servicer is entitled to an additional servicing fee per mortgage loan falling within a range of $18 to $80 per month and based on the delinquency, bankruptcy and foreclosure status of the mortgage loan or $75 per month if the underlying mortgaged property becomes real estate owned (REO). Our Servicer is also entitled to customary ancillary income and certain market-based fees and charges, including boarding and deboarding fees, liquidation and disposition fees, and assumption, modification and origination fees, as well as certain fees relating to additional forbearance, claim filing, and loss mitigation activities.

Our Servicer continues to be entitled to reimbursement for all customary, bona fide reasonable and necessary out-of-pocket expenses it incurs in connection with the performance of its servicing obligations.

Our Servicer earned approximately $84.4 million in loan servicing fees from us in Fiscal 2025 in connection with work performed under the terms of the servicing agreement in effect as of Fiscal 2025.

60	| 2026 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mortgage Banking Services Agreement

Pursuant to a mortgage banking services agreement, or MBS agreement that was executed on December 16, 2024, as amended, our Servicer provides us with certain mortgage banking services, including fulfillment and disposition-related services, with respect to loans acquired by us.

Our Servicer has agreed to provide the MBS agreement services exclusively for our benefit, and our Servicer and its affiliates are prohibited from providing such services for any other correspondents. The MBS agreement expires, unless terminated earlier in accordance with the terms of the agreement, on December 31, 2029, subject to automatic renewal for additional 18-month periods.

The fulfillment fees in any quarter shall not exceed the following:

•

the product of (i) the sum of $585 for each pull-through adjusted loan commitment up to and including 16,500 per quarter and $355 for each pull-through adjusted loan commitment in excess of 16,500 per quarter, and (ii) the number of loan commitments relating to loans intended to be purchased by us during the quarter and thereafter retained by us prior to sale or securitization, divided by the total number of non-Ginnie Mae loan commitments issued by our Servicer during the quarter (in each case as determined after applying the applicable pull-through factor) plus

•

the product of (i) the sum of $315 for each purchased loan up to and including 16,500 per quarter and $195 for each purchased loan in excess of 16,500 per quarter, and (ii) the number of loans purchased by us during the quarter and thereafter retained by us prior to sale or securitization, divided by the total number of non-Ginnie Mae loans purchased by our Servicer during the quarter, plus

•	$500 multiplied by the number of all purchased loans that are securitized or sold to parties other than Fannie Mae or Freddie Mac.

We do not hold the Ginnie Mae approval required to issue Ginnie Mae MBS and act as a servicer. Accordingly, under the MBS agreement, our Servicer will purchase loans underwritten in accordance with the Ginnie Mae Mortgage-Backed Securities Guide “as is” and without recourse of any kind from us at our cost less an administrative fee plus accrued interest and a sourcing fee ranging from one to two basis points from January 1, 2025, through June 30, 2025. From and after July 1, 2025, our Servicer shall acquire all mortgage loans under the correspondent lending program from the approved correspondents. During any quarter commencing on or after July 1, 2025, we have the right to purchase up to 100% of any agency and non-agency mortgage loans, other than Ginnie Mae mortgage loans, and no sourcing fee shall apply.

Notwithstanding any provision of the MBS agreement to the contrary, if it becomes reasonably necessary or advisable for our Servicer to engage in additional services in connection with post-breach or post-default resolution activities for the purposes of a correspondent agreement, then we have generally agreed with our Servicer to negotiate in good faith for additional compensation and reimbursement of expenses to be paid to our Servicer for the performance of such additional services.

Our Servicer earned approximately $23.8 million in fulfillment fees and paid us approximately $5.2 million in sourcing fees in Fiscal 2025 under the terms of the MBS agreement in effect as of Fiscal 2025.

MSR Recapture Agreement

Pursuant to the terms of our MSR recapture agreement entered into by us with our Servicer that was executed on December 16, 2024, as amended, if our Servicer originates any mortgage loans, the proceeds of which are used to refinance mortgage loans for which we previously held the MSRs (the “recaptured loans”), our Servicer is generally required to transfer and convey to us, without cost, on a monthly basis a tiered recapture fee. Such fee shall be equal to 70% of the fair market value of the MSRs relating to the recaptured loans subject to the first 30% of the “recapture rate,” 50% of the fair market value of the MSRs relating to the recaptured loans subject to the recapture rate in excess of 30% and up to 50%, 40% of the fair market value of the MSRs relating to the recaptured loans subject to the recapture rate in excess of 50%, and a recapture fee of $900 per loan if the Servicer originates a mortgage loan for the purpose of purchasing a property where the customer has or had a mortgage loan for which we hold or held the MSR.

The “recapture rate” means, during each month, the ratio of the aggregate unpaid principal balance of all refinance mortgage loans originated in such month, plus the aggregate unpaid principal balance of all preserved mortgage loans relating to closed-end second loans originated in such month, to the aggregate unpaid principal balance of all mortgage loans from the portfolio that our Servicer has determined in good faith were refinanced in such month, plus the aggregate unpaid principal balance of all preserved mortgage loans relating to closed-end second loans originated in such month. For purposes of such calculation, “preserved mortgage loan” means a mortgage loan in our portfolio as to which the Servicer or its affiliates originated a new closed-end second loan in a subordinate position to such mortgage loan.

| 2026 Proxy Statement	61

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The MSR recapture agreement expires, unless terminated earlier in accordance with the terms of the agreement, on December 31, 2029, subject to automatic renewal for additional 18-month periods.

We recognized $10.1 million in MSR recapture fees during Fiscal 2025 under the terms of the MSR recapture agreement in effect as of Fiscal 2025.

Loan Purchase Agreement

We have entered into a mortgage loan purchase agreement with our Servicer. Currently, we use the mortgage loan purchase agreement for the purpose of acquiring residential mortgage loans originated by our Servicer. The loan purchase agreement contains customary terms and provisions, including representations and warranties, covenants, repurchase remedies and indemnities. The purchase prices we would pay our Servicer for such loans are market-based.

During Fiscal 2025, we purchased approximately $11.2 billion of residential loans from our Servicer under the mortgage loan purchase agreement.

Approval of Related Party Transactions

Our Code of Business Conduct and Ethics requires trustees, officers and any employees to avoid any conflicts of interests that create or appear to create a conflict of interest between their personal interests and the interests of our Company. We have also adopted a written policy that specifically governs related party transactions. The related party transactions policy generally prohibits any related party transaction unless it is reviewed and approved by our Related Party Matters Committee and/or a majority of our independent trustees in accordance with the policy. With certain exceptions, a related party transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000 in the aggregate in any calendar year, and in which any related party has, had or will have a direct or indirect interest. A related party is any person who is, or at any time since the beginning of our last fiscal year was, a trustee or executive officer of our Company or a nominee to become a trustee of our Company; any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; any immediate family member of any of the foregoing persons (which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of any of the foregoing persons); and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest. In determining whether to approve a related party transaction, the Related Party Matters Committee and/or independent trustees consider all facts and circumstances that they deem relevant to the transaction, including, among other things, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The Related Party Matters Committee has also retained the services of an independent consultant who assists the Related Party Matters Committee in reviewing certain related party transactions.

The related party transactions policy governs the process for identifying potential related party transactions and seeking review and approval of such transactions. In addition, each of our trustees and executive officers is required to complete an annual disclosure questionnaire and report all transactions with us in which they and their immediate family members had or will have a direct or indirect material interest with respect to us. We review these questionnaires and, if we determine that it is necessary, discuss any reported transactions with our Related Party Matters Committee and/or our Board in accordance with the related party transactions policy.

62	| 2026 Proxy Statement

ANNUAL REPORT ON FORM 10-K

Annual Report on Form 10-K

Our Annual Report on Form 10-K for Fiscal 2025, which contains our consolidated financial statements for Fiscal 2025, accompanies this Proxy Statement, but is not a part of our soliciting materials. Shareholders of record as of the record date may obtain, without charge, a paper copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 as filed with the SEC, including the financial statements and schedules thereto, without the accompanying exhibits, upon written request to Investor Relations, PennyMac Mortgage Investment Trust, 3043 Townsgate Road, Westlake Village, California 91361. A list of exhibits is included in our Annual Report on Form 10-K and exhibits are available from us upon the payment to us of the cost of furnishing them. Our Annual Report on Form 10-K is also available on our website, pmt.pennymac.com, under “SEC Filings.”

Other Matters

Delinquent Section 16(a) Reports

We believe that, based solely upon our review of copies of forms we have received or written representations from reporting persons, during Fiscal 2025, all filing requirements under Section 16(a) of the Exchange Act applicable to our officers, trustees and beneficial owners of more than ten percent of our common shares were complied with on a timely basis.

Other Matters for Consideration at the Annual Meeting

As of the date of this Proxy Statement, our Board does not know of any matter that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matters are properly presented at the Annual Meeting, your signed proxy card authorizes David A. Spector, our Chairman and Chief Executive Officer, and Derek W. Stark, our Secretary, to vote on those matters according to their best judgment.

Householding of Proxy Materials

As permitted by the SEC, we will deliver a single copy of the notice, proxy statement and annual report to shareholders who have the same address and last name, unless we have received contrary instructions from such shareholders. Each shareholder will continue to receive a separate proxy card. This procedure, called “householding,” will reduce the volume of duplicate information you receive and reduce our printing and postage costs, which is consistent with our corporate sustainability efforts. We will promptly deliver a separate copy of the proxy statement and annual report to any such shareholder upon written or oral request. A shareholder wishing to receive a separate proxy statement or annual report can notify us at Investor Relations, PennyMac Mortgage Investment Trust, 3043 Townsgate Road, Westlake Village, California 91361, telephone: (818) 224-7028. Similarly, shareholders currently receiving multiple copies of these documents can request the elimination of duplicate documents by contacting us as described above.

| 2026 Proxy Statement	63

INFORMATION CONCERNING VOTING AND SOLICITATION

Information Concerning Voting and Solicitation

General Meeting Information

The 2026 Annual Meeting will be conducted online via live webcast at www.virtualshareholdermeeting.com/PMT2026 on Tuesday, June 16, 2026 at 11:00 a.m. Pacific Time, subject to any postponements or adjournments thereof. The Board is soliciting proxies to be voted at our Annual Meeting. Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials primarily via the Internet, rather than mailing paper copies of these materials to each shareholder. On or about April 21, 2026, we intend to mail a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access the proxy materials, vote, and request paper copies of the proxy materials. Access to the proxy materials and online voting will be available at www.proxyvote.com. We believe this process expedites shareholders’ receipt of the proxy materials, lowers the cost of printing and distribution, and reduces the environmental impact associated with the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders

This Notice of 2026 Annual Meeting of Shareholders, Proxy Statement and 2025 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for Fiscal 2025, are available at www.proxyvote.com. At this website, you will find a complete set of the following proxy materials: Notice of 2026 Annual Meeting of Shareholders, Proxy Statement and 2025 Annual Report to Shareholders and form proxy card. You are encouraged to access and review all of the important information contained in the proxy materials before submitting a proxy or voting at the Annual Meeting.

What am I voting on?

You will be entitled to vote on the following scheduled proposals at the Annual Meeting:

•	The election of three (3) Class II trustees, each for a term expiring at the 2029 annual meeting of shareholders;

•	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

•	The approval, by non-binding vote, of our executive compensation.

How does our Board of Trustees recommend that I vote on these proposals?

Our Board of Trustees, or the Board, recommends that you vote “FOR” the approval of Proposals 1, 2 and 3.

Who can attend the Annual Meeting?

Our Board has set April 20, 2026 as the record date for the Annual Meeting. The 2026 Annual Meeting will be conducted online via live webcast at www.virtualshareholdermeeting.com/PMT2026 on Tuesday, June 16, 2026 at 11:00 a.m. Pacific Time, subject to any postponements or adjournments thereof.

To be admitted to the Annual Meeting virtually, you will need to log in to www.virtualshareholdermeeting.com/PMT2026 using the 16-digit control number found on the proxy card, voting instruction form, Notice of Internet Availability of Proxy Materials or email, as applicable, previously sent or made available to shareholders entitled to vote at the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Pacific Time. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time. If you encounter any difficulties accessing the 2026 Annual Meeting or during the meeting time, please call the technical support number on the virtual meeting site. Shareholders may submit questions related to the items of business set forth on the agenda in advance of the Annual Meeting by sending an email to investorrelations@pennymac.com (shareholders are asked to include the full name of the account holder so we can confirm your status as a shareholder). Questions must be received by 5:00 PM PT on June 15, 2026.

Who is entitled to vote at the Annual Meeting?

If you were a shareholder of record as of the close of business on the record date, you are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. As of the record date, 87,202,362 common shares were issued and outstanding.

You are entitled to one vote on each proposal for each common share you held on the record date.

How many shares must be present to hold the Annual Meeting?

The presence in person (virtually via live webcast) or by proxy of shareholders entitled to cast a majority of all votes entitled to be

64	| 2026 Proxy Statement

INFORMATION CONCERNING VOTING AND SOLICITATION

cast at the Annual Meeting on any matter constitutes a quorum, which is required in order to hold the Annual Meeting and conduct business. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies.

What shareholder approvals are required to approve the proposals?

Proposal 1. Our Second Amended and Restated Bylaws provide for a majority voting standard for the election of trustees in an uncontested election and plurality voting in contested trustee elections. Because this election is uncontested, each trustee nominee must be elected by a majority of the votes cast by holders of our common shares, meaning that the number of shares voted “FOR” a trustee must exceed the number of shares voted “AGAINST” that trustee. Abstentions and broker non-votes will have no effect on the outcome of the election of trustees.

If any nominee for trustee fails to receive the required majority vote for election or re-election, the trustee will promptly tender to the Board for its consideration his or her offer to resign from the Board.

Proposals 2 & 3. Approval of each of the other proposals (namely, our proposals to ratify the appointment of Deloitte & Touche LLP and to approve our executive compensation) also requires an affirmative vote of a majority of the votes cast by the holders of our common shares voting in person or by proxy at the Annual Meeting. For the proposals to approve our executive compensation and to ratify the appointment of Deloitte & Touche LLP, abstentions and broker non-votes will have no effect on the outcome of the approval of these proposals. An abstention is the voluntary act of not voting by a shareholder who is present in person or by proxy at a meeting and entitled to vote.

Please note, however, that the vote on Proposals 2 and 3 will be advisory only and will not be binding. The results of the votes on these proposals will be taken into consideration by our Board or the appropriate committee of our Board, as applicable, when making future decisions regarding these matters.

How will voting on any other business be conducted?

Other than the proposals described in this Proxy Statement, we know of no other business to be considered at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, your signed proxy card or Internet or telephonic voting instructions will authorize David A. Spector, our Chairman and Chief Executive Officer, and Derek W. Stark, our Secretary, to vote on those matters according to their best judgment.

How do I vote my shares as a shareholder of record?

If you were a shareholder of record as of the close of business on the record date, you may vote as instructed on the proxy card by using one of the following methods:

By Mail. If you received a printed copy of the proxy materials, please mark your selections on, and sign and date, the printed proxy card, and return the proxy card by mail in the postage-paid envelope provided.

By Internet. To vote by Internet, go to www.proxyvote.com and follow the instructions at that website. Internet voting is available 24 hours a day, although your vote by Internet must be received by 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. If you vote by Internet, do not return your proxy card or voting instruction card. If you are a registered shareholder, you will need to have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you hold your shares in “street name,” please refer to the Notice or voting instruction card provided to you by your broker, bank or other holder of record for Internet voting instructions.

By Telephone. To vote by telephone, registered shareholders should dial 800-690-6903 and follow the recorded instructions. Telephone voting is available 24 hours a day, although your vote by phone must be received by 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. You will need the control number found either on the Notice or on the proxy card if you are receiving a printed copy of these materials. If you vote by telephone, do not return your proxy card or voting instruction card. If you are a registered shareholder, you will need to have your proxy card in hand when you call and then follow the instructions. If you hold your shares in “street name,” please refer to the Notice or voting instruction card provided to you by your broker, bank or other holder of record for telephone voting instructions.

Online Annual Meeting. You may vote your shares during the Annual Meeting (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/PMT2026 during the meeting.

| 2026 Proxy Statement	65

INFORMATION CONCERNING VOTING AND SOLICITATION

If you vote prior to the Annual Meeting, it will ensure that your vote is counted. Even if you plan to attend the online Annual Meeting, we encourage you to vote in advance of the Annual Meeting, so your vote will be counted if you later decide not to attend the Annual Meeting. Whether you vote by mail, by Internet or by telephone, the proxies identified will vote the shares as to which you are the shareholder of record in accordance with your instructions. If a printed proxy card is signed and returned and no instructions are marked, the shares will be voted as recommended by our Board in this Proxy Statement.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares.

If my broker holds my shares in “street name,” how do I vote my shares?

If you own your shares in “street name,” you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has provided a voting instruction form for you to use in directing the broker or nominee how to vote your shares. Please follow the instructions provided on such voting instruction form.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card and do not specify how you want to vote your shares, we will vote your shares in accordance with the Board’s recommendations as follows:

•	FOR the election of three (3) Class II trustees, each for a term expiring at the 2029 annual meeting of shareholders;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

•	FOR the approval, by non-binding vote, of our executive compensation.

May I revoke my proxy and change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote before it is taken at the Annual Meeting by delivering a written notice of revocation to the attention of our Secretary at 3043 Townsgate Road, Westlake Village, California 91361 or delivering a duly executed proxy bearing a later date.

What does it mean if I receive more than one proxy card?

It means that your shares may be registered differently and in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

How are votes counted?

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the election of each nominee for the Board identified in this Proxy Statement. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and the proposal to approve, by non-binding vote, our executive compensation. An abstention is the voluntary act of not voting by a shareholder who is present at a meeting in person or by proxy and entitled to vote.

If you submit your proxy but abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. Your shares also will be counted as present at the Annual Meeting for the purpose of calculating the vote on the particular proposal with respect to which you abstained from voting or withheld authority to vote. However, because an abstention is not counted as a vote cast, if you abstain from voting on a proposal, your abstention will have no effect on the proposal in question.

If you hold your shares in “street name” and do not provide voting instructions to your broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote under the rules of The New York Stock Exchange, or the NYSE. Under NYSE rules, brokers that hold our common shares in street name for customers that are the beneficial owners of those shares may not give a proxy to vote those shares on certain matters, including the election of trustees and our executive compensation program, without specific instructions from those customers. When a broker lacks authority to vote under these circumstances, this is referred to as a “broker non-vote.” Broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum but will not be considered votes cast and, accordingly, will have no effect on any proposal to be considered at the Annual Meeting.

Who will count the vote?

Representatives of Broadridge Financial Solutions, Inc. will count the votes for shares held in “street name” and the votes of shareholders of record. A representative of the Company will serve as the Inspector of Elections.

How will we solicit proxies for the Annual Meeting?

We are soliciting proxies from our shareholders by mailing the Notice and providing internet access, at www.proxyvote.com, to our Notice of 2026 Annual Meeting of Shareholders, Proxy Statement, 2025 Annual Report to Shareholders, and proxy card or

66	| 2026 Proxy Statement

INFORMATION CONCERNING VOTING AND SOLICITATION

voting instruction form. In addition, some of our trustees and officers may make additional solicitations by telephone or in person.

Who bears the cost of soliciting proxies?

We will pay the cost of the solicitation of proxies, including preparing and mailing the Notice. To the extent any of our trustees or officers solicit proxies by telephone, facsimile transmission or other personal contact, such persons will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians who are holders of record of common shares will be requested to forward proxy soliciting materials to the beneficial owners of such shares and will be reimbursed by us for their charges and expenses in connection therewith at customary and reasonable rates.

Can I access the Company’s proxy materials and Annual Report to Shareholders electronically?

This Proxy Statement and our 2025 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for Fiscal 2025, are available at www.proxyvote.com and on our Investor Relations website, pmt.pennymac.com/2026AnnMtg.

Will our external manager be present at the Annual Meeting?

Officers of our Manager will be present at the Annual Meeting.

When are shareholder proposals due for the 2027 Annual Meeting of Shareholders?

No shareholder proposals were received by us to be presented at the Annual Meeting. We intend to hold next year’s annual meeting of shareholders on approximately the same date as the Annual Meeting. Accordingly, if you are submitting a proposal for possible inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, we must receive the proposal no later than December 22, 2026.

If you are submitting a proposal or nomination for consideration at next year’s annual meeting other than pursuant to Rule 14a-8 of the Exchange Act, we must receive the proposal or nomination no earlier than November 22, 2026 and no later than December 22, 2026.

To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of trustee nominees other than the Company’s nominees for the 2027 annual meeting of shareholders must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act no later than April 19, 2027, including providing a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of trustees in support of trustee nominees other than the Company’s nominees. If the 2027 annual meeting of shareholders is changed by more than 30 calendar days from the first anniversary of the Annual Meeting, shareholders must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act no later than the later of 60 calendar days prior to the date of the 2027 annual meeting of shareholders or the 10th calendar day following the day on which public announcement of the date of the 2027 annual meeting of shareholders is first made.

Who can help answer my questions?

If you have any questions or need assistance voting your shares or if you need additional copies of this Proxy Statement or the proxy card, you should contact:

PennyMac Mortgage Investment Trust

Attention: Investor Relations

3043 Townsgate Road

Westlake Village, California 91361

Phone: (818) 224-7028

Email: investorrelations@pennymac.com

| 2026 Proxy Statement	67

PENNYMAC MORTGAGE INVESTMENT TRUST

3043 TOWNSGATE ROAD

WESTLAKE VILLAGE, CA 91361

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/PMT2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V94148-P50556	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

PENNYMAC MORTGAGE INVESTMENT TRUST
The Board of Trustees recommends you vote FOR the election of three Class II Trustees as disclosed in Proposal 1.
1. To elect the three Class II Trustees identified in the enclosed Proxy Statement to serve on our Board of Trustees, each for a term expiring at the 2029 Annual Meeting of Shareholders.

Nominees:	For	Against	Abstain

1a. Preston DuFauchard	☐	☐	☐

1b. Nancy McAllister	☐	☐	☐

1c. Stacey D. Stewart	☐	☐	☐

The Board of Trustees recommends you vote FOR Proposals 2 and 3:				For	Against	Abstain

2. To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2026.				☐	☐	☐

3. To approve, by non-binding vote, our executive compensation.				☐	☐	☐
NOTE: Such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —— — — — — — — — — — — — — — — — — — — — — —

V94149-P50556

PENNYMAC MORTGAGE INVESTMENT TRUST

Annual Meeting of Shareholders

June 16, 2026 11:00 AM PDT

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints David A. Spector and Derek W. Stark, and each of them, with the power to act without the other and with the power of substitution, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote, as provided on the reverse side, all of the shares of PennyMac Mortgage Investment Trust the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held on June 16, 2026, or at any adjournment or postponement thereof, with all the powers the undersigned would possess if present at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Trustees.

Continued and to be signed on reverse side.